UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22005

Wells Fargo Global Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: April 30, 2021

ITEM 1. REPORT TO STOCKHOLDERS

Semi-Annual Report
April 30, 2021
Wells Fargo Global
Dividend Opportunity Fund (EOD)

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The views expressed and any forward-looking statements are as of April 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Global Dividend Opportunity Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Wells Fargo Global Dividend Opportunity Fund for the six-month period that ended April 30, 2021. Global stocks continued to rally as the global economy continued to work through the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bonds were mixed during the period, with global bonds, municipal bonds, and high-yield bonds delivering positive returns.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 gained 28.85%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 27.40%, while the MSCI EM Index (Net),3 trailed its developed market counterparts with a 22.95% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -1.52%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 returned 0.68%, the Bloomberg Barclays Municipal Bond Index,6 returned 2.62%, and the ICE BofA U.S. High Yield Index,7 returned 8.12%.
Hope drove the stock markets to new highs.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers’ Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Global Dividend Opportunity Fund

Letter to shareholders (unaudited)
The calendar year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January's expansion in both the manufacturing and services sectors were offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude-oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value continued its outperformance of growth in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even within markets where the vaccine has lagged, such as the eurozone and Japan, equity indexes in many of those countries are also in positive territory this year.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 billion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com or call us directly at 1-800-222-8222.

Wells Fargo Global Dividend Opportunity Fund  |  3

Letter to shareholders (unaudited)
Notice to Shareholders
■	On November 17, 2020, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2021 and ending on December 31, 2021. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.
■	The Fund’s managed distribution plan provides for the declaration of quarterly distributions to common shareholders of the Fund at an annual minimum fixed rate of 10% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins more than $350 trillion of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (expected to be extended through June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds at least one security that uses LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.

4  |  Wells Fargo Global Dividend Opportunity Fund

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Performance highlights (unaudited)
Investment objective	The Fund's primary investment objective is to seek a high level of current income. The Fund's secondary objective is long-term growth of capital.
Strategy summary	The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund allocates approximately 80% of its total assets to an equity sleeve comprised primarily of common stocks and other equity securities that offer above-average potential for current and/or future dividends. This sleeve invests normally in approximately 60 to 80 securities, broadly diversified among major sectors and regions. The sector and region weights are typically within +/- 5 percent of weights in the MSCI ACWI Index (Net). The remaining 20% of the Fund's total assets is allocated to a sleeve consisting of below investment grade (high yield) debt. The Fund also employs an option strategy in an attempt to generate gains on call options written by the Fund.
Adviser	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management Incorporated
Portfolio managers	Dennis Bein, CFA®‡, Justin P. Carr, CFA®‡*, Harindra de Silva, Ph.D, CFA®‡*, Vince Fioramonti, CFA®‡, Chris Lee, CFA®‡*, Megan Miller, CFA®‡, Michael J. Schueller, CFA®‡

Average annual total returns (%) as of April 30, 2021[1]
	6 months	1 year	5 year	10 year
Based on market value	40.88	50.68	9.39	4.94
Based on net asset value (NAV)	29.26	45.71	7.95	5.24
Global Dividend Opportunity Blended Index[2]	24.06	40.34	11.85	8.72
MSCI ACWI Index (Net)[3]	28.29	45.75	13.85	9.17
ICE BofA U.S. High Yield Constrained Index[4]	8.13	20.01	7.31	6.26
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
The Fund’s annualized expense ratio for the six months ended April 30, 2021, was 1.37% which includes 0.16% of interest expense.
[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.
[2]	Source: Wells Fargo Funds Management, LLC. The Global Dividend Opportunity Blended Index is composed of 80% Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index (Net) and 20% ICE BofA U.S. High Yield Constrained Index. Prior to October 15, 2019, the Global Dividend Opportunity Blended Index was composed 65% of the MSCI ACWI Index (Net), 20% of the ICE BofA U.S. High Yield Constrained Index, and 15% of the ICE BofA Core Fixed Rate Preferred Securities Index. Prior to May 1, 2017, the Global Dividend Opportunity Blended Index was composed 65% of the MSCI ACWI Index (Net) and 35% of the ICE BofA Core Fixed Rate Preferred Securities Index. You cannot invest directly in an index.
[3]	The MSCI ACWI Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[4]	The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
* Mr. Bein and Mr. de Silva became portfolio managers of the Fund on May 3, 2021.

6  |  Wells Fargo Global Dividend Opportunity Fund

Performance highlights (unaudited)
Comparison of NAV vs. market value[1]
[1]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.
More detailed information about the Fund’s investment objective, principal investment strategies and the principal risks associated with investing in the Fund can be found on page 12.
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Equity securities fluctuate in value in response to factors specific to the issuer of the security. Small and mid-cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counterparts, and, as a result, small- and mid-cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to their higher risk of failure. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of foreign investing are magnified in emerging or developing markets. Derivatives involve risks, including interest-rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments they are designed to hedge or closely track. There are numerous risks associated with transactions in options on securities and/or indices. As a writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similar risks are involved with writing call options or secured put options on individual securities and/or indices held in the Fund’s portfolio. This combination of potentially limited appreciation and potentially unlimited depreciation over time may lead to a decline in the net asset value of the Fund. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares.

Wells Fargo Global Dividend Opportunity Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
The Fund’s return based on market value was 40.88% for the six-month period that ended April 30, 2021. During the same period, the Fund’s return based on its net asset value (NAV) was 29.26%. Based on its NAV return, the Fund outperformed the Global Dividend Opportunities Blended Index for the six-month period that ended April 30, 2021.
Overview
The Fund’s equity sleeve outperformed the MSCI ACWI Index (Net) for the period.
■	For the six-month period, holdings within the information technology (IT), financials, and health care sectors contributed to relative performance.
■	Holdings within the communication services, consumer staples, and energy sectors detracted from relative performance.
Global equities surged higher as the economy recovered from the COVID-19 recession.
Over the past six months, the resolution to the 2020 U.S. election, the rollout of COVID-19 vaccines, and monetary and fiscal stimulus have strengthened both the economic recovery and the rally in risk assets. Cumulatively, these events have made what we call the “reflation” trade a successful one. Themes arising from the reflation trade include: 1) rising long-term Treasury yields, 2) a recovery in the price of oil, and 3) the nearly complete normalization in valuations in COVID-19-affected sectors. By early fall of last year, the portfolio repositioned to capture opportunities arising from reflation.
U.S. and international equities advanced on improving economic data, reopening momentum, broadening vaccine distribution, and continued tailwinds from massive fiscal and monetary stimulus. Although the global health crisis persists, overall activity reaccelerated in the U.S. as restrictions were scaled back and vaccinations neared a critical mass. International and emerging markets lagged the U.S. in terms of growth, reopening, and vaccination rollouts, tempering optimism over their recovery. Beginning last November, investors began a rotation into cyclical value stocks and out of the secular growth, stay-at-home stocks that dominated most of 2020. This rotation was supported by challenging year-over-year comparables in the strongest-performing growth stocks, a weaker dollar, and a steepening yield curve.
Ten largest holdings (%) as of April 30, 2021[1]
Microsoft Corporation	3.27
Apple Incorporated	2.93
JPMorgan Chase & Company	1.90
Target Corporation	1.84
Amazon.com Incorporated	1.77
Verizon Communications Incorporated	1.76
Texas Instruments Incorporated	1.75
AbbVie Incorporated	1.74
QUALCOMM Incorporated	1.69
CVS Health Corporation	1.65
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
The Fund adapted to market volatility and an improving environment for dividend-paying stocks.
To deliver a higher dividend relative to the benchmark, the strategy had a higher exposure to dividend payers and a lower exposure to growth companies that do not pay dividends. The outperformance of cyclical value provided a favorable environment for dividend-paying stocks, as many companies that suspended dividends in 2020 restored their dividend policy. The strategy’s turnover increased as market volatility required an elevated emphasis on risk controls, particularly as it relates to interest rates, oil, and credit risk. Within sectors, investors favored stocks with positive economic exposure, and we were rewarded by overweighting financials and underweighting health care.
After seeing West Texas Intermediate (WTI) oil fall to unprecedented lows, the Organization of Petroleum Exporting Countries agreed to supply reductions, which has gradually reduced oversupply and led to a dramatic recovery in WTI and energy bond prices. As a result, investments in the energy sector proved to be the best performers for the past six months within the high yield fixed income portion of the strategy.

8  |  Wells Fargo Global Dividend Opportunity Fund

Performance highlights (unaudited)
Long-term Treasury bond yields have also undergone a dramatic repricing in the past six months with the 10-year yield rising from 0.88% to 1.63%. Just as the rapidly improving economic outlook pushed the 10-year Treasury yield higher, so too has it driven high-yield spreads tighter. The option-adjusted spread in the high-yield market stood at 527 basis points (bps; 100 bps equal 1.00%) six months ago; it stood at 330 bps on April 30, 2021.
The option overlay* is a short-call strategy written on a portion of the Fund’s global equity portfolio. The combined global equity and short option portfolio create a global covered call portfolio. Over the long run, a covered call strategy targets additional yield and lower risk compared with a passive allocation to equity. The option overlay is expected to add value in flat-to-down markets and also in above-average-volatility environments. For the six-month period that ended April 30, 2021, the option overlay returned -1.32% to the Fund. Over the same time period, the associated benchmarks, BXM Index** -adjusted and BXY Index** -adjusted, returned -4.94% and -2.84%, respectively.
Global equity markets performed strongly during the last quarter of 2020 and first quarter of 2021, with the MSCI ACWI Index (Net) returning 28.29% over the six-month period that ended April 30, 2021. As a result of the increased price levels, average volatility declined to end the six-month period near long-run averages at 18.61%. We saw a record-breaking global equity rally in November 2020, followed by persistently positive outlooks and new local highs across developed markets in April 2021. As expected, the option overlay detracted from Fund performance during this time period when equity markets outperformed expectations, returning nearly 30%, and volatility declined, detracting value from the Fund by slightly capping the equity returns. We expect volatility to remain elevated compared with long-run averages as the world grapples with the longer-run impact of the pandemic and newly elevated concerns in emerging markets. Higher levels of volatility should present a good opportunity for the option overlay strategy in the Fund.
Stock selection was strongest in the IT, industrials, and financials sectors.
Within the IT sector, Lenovo Group Limited shares surged on positive earnings trends from strong personal computer demand for remote work and e-learning. In the industrials sector, TFI International Incorporated shares rose significantly after the Canadian trucking company announced solid earnings and the acquisition of UPS’s freight division. ING Groep N.V., a long-term financial holding, restored its dividend policy, benefiting from growth in fee income, digital banking trends, and a steepening yield curve.
Sector allocation as of April 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

*	The option overlay is compared with the option-only returns of the U.S. based covered call benchmarks, BXM Index and BXY Index. We adjust the benchmark to assume 50% written on equity and report only the option return. The unadjusted BXM Index and BXY Index returned 18.97% and 23.17%, respectively, from October 31, 2020, to April 30, 2021.
**	The Chicago Board Options Exchange (CBOE) S&P 500 BuyWrite (BXM) Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The CBOE S&P 500 2% OTM BuyWrite (BXY) Index is a new index that uses the same methodology as BXM, but is calculated using out-of-the-money S&P 500 Index (SPX) call options, rather than at-the-money SPX call options. You cannot invest directly in an index.

Wells Fargo Global Dividend Opportunity Fund  |  9

Performance highlights (unaudited)
Credit quality as of April 30, 2021[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
Selection within energy in the high-yield sleeve added to performance.
Last fall, there was lingering uncertainty regarding the length and severity of the COVID-19 crisis and the extent to which businesses would suffer from it. Companies directly affected by COVID-19 had inverted credit curves (near-term maturities trading at higher yields than longer ones) and traded at a significant discount to minimally disrupted companies. Today, while businesses anticipate a full recovery, the recovery in valuations in the capital markets is nearly complete. Credit curves have now normalized and the discount one earns for investing in directly affected companies is very slight. Capturing this compression in several key investments in the leisure, air transportation, automotive, and media sectors contributed to outperformance. The Fund’s use of leverage had a positive impact on total return performance during this reporting period.
Stock selection was weakest in the communication services, consumer staples, and energy sectors.
Within the communication services sector, Verizon Communications Incorporated produced earnings that beat expectations, but shares traded sideways due to growing wireless competition and delays in the 5G smartphone upgrade cycle. Despite strong earnings, Nintendo Company, Limited, shares were weak as investors took a pause on some of the gaming stay-at-home stocks and moved into the cyclical recovery theme. Two consumer staples holdings, Walmart Incorporated and The Procter & Gamble Company, detracted from results as investors rotated out of companies perceived to be significant beneficiaries of the pandemic.
Underweights to the metals and mining and the food and beverage sectors detracted from high-yield sleeve performance.
The main detractors from performance over the past year came from the Fund’s underweights to the metals and mining and the food and beverage sectors. While credit quality in both sectors is improving, the longer duration of the bonds in these sectors make them less attractive total-return opportunities as spread compression is susceptible to being offset by rising long-term rates.
Geographic allocation as of April 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

10  |  Wells Fargo Global Dividend Opportunity Fund

Performance highlights (unaudited)
Management outlook: Accommodative monetary and fiscal policy could rapidly shift the economy into mid-cycle dynamics.
The recovery from the pandemic will likely be unique and uneven as the world grapples with the repercussions of sacrificing economic health to preserve public health. A global economic reboot can occur quickly with ongoing tailwinds from prodigious monetary and fiscal support, but not without a growing risk of inflation. Central banks acknowledge the risk of inflation, but most believe that any rise in inflation will be transitory.
Early-stage cyclical themes like small caps, value, and emerging markets could continue to do well, but the market could also abruptly shift to higher-quality, lower-volatility, and more defensive names if the burst of post-pandemic growth leads to some excesses. The strongest gains within value have likely already occurred, driven by short covering and investor repositioning. Growth is no longer scarce in this part of the economic cycle, and investors typically become more selective as the cycle matures. We expect the market environment that transformed major equity factors into extreme bets for or against value will fade and our quantitative research model to exhibit stronger performance.
Rising inflation historically provides a tailwind for value-oriented firms, which typically benefits our investment process. As we monitor the macroeconomic environment, we will continue to diligently focus on company fundamentals and disciplined portfolio risk management.
The current high-yield landscape features early-cycle fiscal and monetary policies coupled with late-cycle valuations. The former makes us constructive on further improvement in issuer fundamentals, but the latter tempers return expectations. We believe the majority of the systemic spread tightening is behind us and it’s critically important to get idiosyncratic credit issues correct to outperform. Always the hallmark of our investment process, security selection, comprehensive research, and tactical portfolio management will be ever more salient in capitalizing on opportunities in these evolving credit markets.

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Objective, strategies and risks (unaudited)
Investment objective
The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital. The Fund’s investment objectives are non-fundamental policies and may be changed by the Trustees without prior approval of the Fund’s shareholders.
Principal investment strategies
The Fund allocates its assets between two separate investment strategies, or sleeves, equity and high yield. Under normal market conditions, the Fund allocates approximately 80% of its total assets to an equity sleeve comprised primarily of a diversified portfolio of common stocks of U.S. and non-U.S. companies and other equity securities that offer above-average potential for current and/or future dividends. The remaining 20% of the Fund’s total assets is allocated to a sleeve consisting of below investment-grade (high yield) debt securities, loans, and preferred stocks. The Fund also employs an option strategy in an attempt to generate gains on call options written by the Fund.
Equity Sleeve. The Fund’s equity sleeve invests normally in approximately 60 to 80 securities, broadly diversified among major sectors and regions. The sector and region weights are typically within +/- 5 percent of weights in the MSCI ACWI Index. Region weights are managed according to Wells Capital Management’s proprietary region classification. We target an overall portfolio dividend yield higher than that of the MSCI ACWI Index. The equity sleeve of the Fund may hold equity securities of companies of any size, including companies with large, medium, and small market capitalizations. The equity sleeve of the Fund may hold equity securities issued by domestic or foreign issuers, including emerging market issuers. The equity sleeve of the Fund will likely include primarily common stocks, although the Fund may also invest in preferred stocks, and securities convertible into or exchangeable for common stock, such as convertible preferred stocks.
Our approach is to lever the best attributes of quantitative tools and fundamental analysis. Our quantitative model casts a wide net to identify buy and sell candidates in our investment universe. Our fundamental overlay gives us the conviction that we need to build a portfolio that both targets high levels of income while still maintaining a broad-based, well-diversified exposure.
We employ a proprietary, quantitative model to evaluate all companies in the investment universe. The model draws from a factor library containing both cross-sectional and sector-specific factors. It seeks to identify companies that provide attractive dividend yields, but also have favorable quality characteristics and growth potential. The model is comprised of three unique factor groupings: valuation, quality and momentum. The valuation factors identify companies that are undervalued relative to their peers; the quality factors identify companies with strong management and profitability; and the momentum factors identify companies that have market support and positive investor sentiment. The factor composition of the model is reviewed and refreshed each quarter through a dynamic process called re-specification. The process enhances the predictive power of the model by considering recent changes in the underlying drives of stock price movement.
As previously mentioned, the investment approach combines the objectivity and repeatability of quantitative modeling with a qualitative review and validation of every stock that is added to the portfolio. The qualitative review helps us build conviction in the positions that we put into the portfolio by considering data that is more difficult to process and consume systematically in a timely fashion. We use additional sources of information such as news sentiment data, research reports, short interest data and a multitude of other resources to uncover nuances within companies that a traditional systematic strategy may not identify. Through this analysis we seek to verify that the financials driving the quantitative model reflect the true prospects of the business, identify non-quantifiable opportunities and the risks in companies, and avoid value traps (which are ever-present risk in dividend strategies).
Material Changes During the Fiscal Year: As of the date of this report, there have been no material changes made to the equity sleeve of the Fund during this fiscal year.
High Yield Sleeve. Under normal market conditions, the Fund allocates approximately 20% of its total assets to an investment strategy that focuses on U.S. dollar-denominated below investment-grade bonds (including convertible bonds), debentures, and other income obligations, including loans and preferred stocks (often called “high yield” securities or “junk bonds”). We may invest in below investment-grade debt securities of any credit quality, however, we may not purchase securities rated CCC or below if 20% of the sleeve’s assets are already held with such a rating. We are not required to sell securities rated CCC or below if the 20% limit is exceeded due to security downgrades.
The sleeve will not invest more than 20% of its total assets in convertible instruments (convertible bonds and preferred stocks). The sleeve may invest up to 10% of its total assets in U.S. dollar–denominated securities of foreign issuers, excluding emerging markets securities.
For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating that the portfolio managers believe is most representative of the security’s

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Objective, strategies and risks (unaudited)
credit quality. The Fund’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The sleeve may invest in securities with a broad range of maturities.
The Fund’s high yield sleeve is managed following a rigorous investment process that emphasizes both quality and value. The research driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. We consider both broad economic and issuer specific factors in selecting securities for the high yield sleeve. In assessing the appropriate maturity and duration for the Fund’s high yield sleeve and the credit quality parameters and weighting objectives for each sector and industry in this portion of the Fund’s portfolio, we consider a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once we determine the preferable portfolio characteristics, we conduct further evaluation to determine capacity and inventory levels in each targeted industry. We also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry. We select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. We also employ due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.
The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company’s leverage versus industry norms and current and anticipated results of operations. While we consider as one factor in our credit analysis the ratings assigned by the rating services, we perform our own independent credit analysis of issuers.
In making decisions for the high yield sleeve, we rely on the knowledge, experience and judgment of our team who have access to a wide variety of research. We apply a strict sell discipline, which is as important as purchase criteria in determining the performance of this portion of this portfolio. We routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, as well as consider changes in equity valuations and market perceptions before selling securities.
We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamental of the business, or we have identified a more attractive investment opportunity.
Material Changes During the Fiscal Year: As of the date of this report, there have been no material changes made to the high yield sleeve of the Fund during this fiscal year.
Option Strategy. The Fund also employs an option strategy in an attempt to generate gains from the premiums on call options written by it on selected U.S. and non-U.S.-based securities indices, on exchange-traded funds providing returns based on certain indices, countries, or market sectors, and, to a lesser extent, on futures contracts and individual securities. The Fund may write covered call options or secured put options on individual securities and/or indexes. The Fund may also purchase call or put options.
The Fund may write call options with an aggregate net notional amount of up to 50% of the value of the equity sleeve’s total assets. The extent of the Fund’s use of written call options will vary over time based, in part, on our assessment of market conditions, pricing of options, related risks, and other factors. The Fund will limit option writing to an aggregate net notional amount less than the value of the Fund’s equity securities in order to allow the Fund potentially to benefit from capital gains on its equity sleeve. The aggregate net notional amount of the open option positions sold by the Fund will never exceed the market value of the Fund’s equity investments. For these purposes, the Fund treats options on indices as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option. At any time we may limit, or temporarily suspend, the option strategy.
We will attempt to maintain for the Fund written call option positions on equity indices whose price movements, taken in the aggregate, correlate to some degree with the price movements of some or all of the equity securities held in the Fund’s equity sleeve. The Fund may write index call options that are “European style” options, meaning that the options may be exercised only on the expiration date of the option. The Fund also may write index call options that are “American style” options, meaning that the options may be exercised at any point up to and including the expiration date. The Fund expects to use primarily listed/ exchange-traded options contracts and may also use unlisted (or “over-the-counter”) options.

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Objective, strategies and risks (unaudited)
We will actively manage the Fund’s options positions using a proprietary quantitative and statistical analysis in an attempt to identify option transactions for the Fund that produce attractive current income for the Fund with appropriate limitations on the potential losses to the Fund from those transactions. We may attempt to preserve for the Fund the potential to realize a portion of any increases in the values of its portfolio securities by writing options that are out-of-the-money (that is, whose strike price is higher than the current market value or level of the underlying index), by limiting the amount of options the Fund writes, and by attempting, through use of quantitative and statistical analysis, to identify options that are likely to provide current income without undue risk of an untimely exercise.
Material Changes During the Fiscal Year: As of the date of this report, there have been no material changes made to the option sleeve of the Fund during this fiscal year.
The Fund’s Overall Portfolio. We monitor the weighting of each investment strategy within the Fund’s portfolio on an ongoing basis and rebalance the Fund’s assets when we determine that such a rebalancing is necessary to align the portfolio in accordance with the investment strategies described above. From time to time, we may make adjustments to the weighting of each investment strategy. Such adjustments would be based on our review and consideration of the expected returns for each investment strategy and would factor in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions which support changing investment opportunities.
The Fund may enter into transactions including, among others, options, futures and forward contracts, loans of portfolio securities, swap contracts, and other derivatives, as well as when-issued, delayed delivery, or forward commitment transactions, that may in some circumstances give rise to a form of leverage. The Fund may use some or all of these transactions from time to time in the management of its portfolio, for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return. There can be no assurance that the Fund will enter into any such transactions at any particular time or under any specific circumstances. The Fund expects to issue preferred shares or debt securities, or to borrow money, for leveraging purposes. By using leverage, the Fund seeks to obtain a higher return for holders of common shares than if it did not use leverage. Leveraging is a speculative technique, and there are special risks involved. There can be no assurance that any leveraging strategies, if employed by the Fund, will be successful, and such strategies can result in losses to the Fund.
The investment policies of the Fund described above are non-fundamental and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change to the extent required by the rules under the 1940 Act.
Other investment techniques and strategies
As part of or in addition to the principal investment strategies discussed above, the Fund may at times invest a portion of its assets in the investment strategies and may use certain investment techniques as described below.
Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
Real Estate Investment Trusts. The Fund may invest a portion of its assets in REITs. REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains, and/or return of capital.
Loans. The high yield sleeve of the Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans in which the sleeve invests primarily consist of direct obligations of a borrower. The high yield sleeve of the Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the high yield sleeve of the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be

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Objective, strategies and risks (unaudited)
unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the U.S. Securities and Exchange Commission.
Asset-backed securities: The high-yield sleeve may invest in asset-backed securities but will not invest in mortgage-backed securities. Asset-backed securities represent participations in and are secured by and payable from assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.
Derivatives. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “derivatives.” The Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.
The Fund may use a variety of other derivative instruments (including both long and short positions) for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return, including, for example, buying and selling call and put options, buying and selling futures contracts and options on futures contracts, and entering into forward contracts and swap agreements with respect to securities, indices, and currencies. There can be no assurance that the Fund will enter into any such transaction at any particular time or under any specific circumstances.
With respect to the high yield sleeve, investments in derivatives are limited to 10% of the sleeve’s total assets in futures and options on securities and indices and in other derivatives. In addition, the sleeve may enter into interest rate swap transactions with respect to the total amount the high yield sleeve is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction.
The high yield sleeve does not use derivatives as a primary investment technique and generally does not anticipate using derivatives for non-hedging purposes. In the event the sleeve uses derivatives for non-hedging purposes, no more than 3% of the sleeve’s total assets will be committed to initial margin for derivatives for such purposes. The sleeve may use derivatives for a variety of purposes, including as a hedge against adverse changes in securities market prices or interest rates and as a substitute for purchasing or selling securities.
Futures Contracts. In addition to the strategies described above, the Fund may purchase or sell futures contracts on foreign securities indices and other assets. The Fund may use futures contracts for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return.
Other Investment Companies. The Fund may invest in shares of other affiliated or unaffiliated open-end investment companies (i.e., mutual funds), closed-end funds, exchange-traded funds (“ETFs”), UCITS funds (pooled investment vehicles established in accordance with the Undertaking for Collective Investment in Transferable Securities adopted by European Union member states) and business development companies. The Fund may invest in securities of other investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, the rules and regulations thereunder and any exemptive relief currently or in the future available to a Fund.
Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. We review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash

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Objective, strategies and risks (unaudited)
at low risk. In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.
Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities, because it avoids certain market risks and transaction costs. At the time the Fund enters into a reverse repurchase agreement, it will segregate cash or other liquid assets having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that the value of such segregated assets continues to be equal to or greater than the repurchase price. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.
Private Placements. The Fund may invest in private placements and other “restricted” securities. Private placement securities are securities sold in offerings that are exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). They are generally eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. However, private placement and other restricted securities typically cannot be resold without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144A), and may not be readily marketable because they are subject to legal or contractual delays in or restrictions on resale. Because there may be relatively few potential qualified purchasers for such securities, especially under adverse market or economic conditions, or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. Delay or difficulty in selling such securities may result in a loss to the Fund.
Securities Lending. The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Defensive and Temporary Investments. The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.
Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.
Principal risks
An investment in the Fund may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.
Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition,

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Objective, strategies and risks (unaudited)
economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments.
Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.
Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.
High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.
Growth/Value Investing Risk. Securities that exhibit growth or value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities of a different investment style.
Leverage Risk. The use of leverage through the issuance of preferred shares and/or debt securities, or from borrowing money, may result in certain risks to the Fund as described below. Certain transactions, such as derivatives, also may give rise to a form of economic leverage. Leveraging is a speculative technique, and there are special risks involved, including the risk that downside outcomes for common shareholders are magnified as a result of losses and declines in value of portfolio securities purchased with borrowed money. In addition, the costs of the financial leverage may exceed the income from investments made with such leverage, interest rates or dividends payable on the financial leverage may affect the yield and distributions to the common shareholders, and the net asset value and market value of common shares may be more volatile than if the Fund had not been leveraged. The use of leverage may cause the Fund to have to liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that any leveraging strategies will be successful.
Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.
Options Risk. A Fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A Fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A Fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect. Options may be more volatile than the underlying instruments. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.

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Objective, strategies and risks (unaudited)
Quantitative Model Risk. Funds that are managed according to a quantitative model can perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the quantitative model. These issues could negatively impact investment returns.
Anti-takeover Provisions Risk. The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super majority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.
Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”). There can be no assurance that the discount will decrease. It is possible that a market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities held by the Fund, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the Fund’s shares will trade at a premium, will continue to trade at a premium or that the premium will not decrease over time.
Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. The Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund’s return.
Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or rates and the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or rates and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause a Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. For example, emerging market countries are typically more dependent on exports and are therefore more vulnerable to recessions in other countries. Emerging markets tend to have less developed legal and financial systems and a smaller market capitalization than markets in developed countries. Some emerging markets are subject to greater political instability. Additionally, emerging markets may have more volatile currencies and be more sensitive than developed markets to a variety of economic factors, including inflation. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.
Foreign Currency Risk. The Fund may invest in non-dollar-denominated investments. The Fund may be limited in its ability to hedge the value of its non-dollar denominated investments against currency fluctuations. As a result, a decline in the value of currencies in which the Fund’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund’s assets. These declines will in turn affect the Fund’s income and net asset value.

18  |  Wells Fargo Global Dividend Opportunity Fund

Objective, strategies and risks (unaudited)
Fund Distributions Risk. The distributions shareholders receive from the Fund are based primarily on the dividends it earns from its investments in equity securities as well as the gains the Fund receives from writing options and using other derivative instruments, selling portfolio securities, and on the interest payments on debt securities held by the Fund, each of which can vary widely over the short and long term. The dividend and interest income from the Fund’s investments in equity and debt securities will be influenced by both general economic activity and issuer specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. A decline in prevailing market interest rates would likely result in a decrease in shareholders’ income from the Fund. In addition, because of the variable tax treatment of the Fund’s positions in options (mark-to-market treatment for gains or losses from options that qualify as “section 1256 contracts” and short-term capital gain or loss treatment generally for other options), and because of limits on the number of long-term capital gains distributions that the Fund may make in a year, distributions from the Fund may also be variable. There can be no assurance as to any level of short-term or long-term capital gains distributions or as to any ratio of quarterly distributions to capital gain distributions. Moreover, because it will not be possible to determine the nature or character of the Fund’s distributions until the end of its taxable year, it is possible that a portion of the Fund’s distributions may constitute returns of capital that are not currently includible in income, but that reduce a shareholder’s tax basis in his or her shares. Further, certain of the Fund’s call writing activities and investments in futures contracts and foreign currency contracts may affect the character, timing, and recognition of income and could cause the Fund to liquidate other investments and distribute more in gains in order to satisfy its distribution requirements.
Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.
Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the dividend payments on the Fund’s preferred shares, if any, or interest payments on Fund borrowings, if any, may increase. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities may increase or decrease, at times rapidly and unexpectedly. Your investment in the Fund may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.
Issuer Risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, the Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-advisor in seeking to achieve the Fund’s investment objective may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.
Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.
Preferred Stock Risk. The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or

Wells Fargo Global Dividend Opportunity Fund  |  19

Objective, strategies and risks (unaudited)
auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.
REIT Risk. REITs involve certain unique risks in addition to those of investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of non-payment or default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, may trade less frequently and in a more limited volume, and may be subject to more abrupt or erratic price movements than other types of securities. Mortgage REITs are also subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce a REIT’s returns to the Fund or the value of the Fund’s investment in the REIT because the REIT may have to reinvest that money at lower prevailing interest rates. Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.
Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies. Smaller companies may have no or relatively short operating histories, limited financial resources or may have recently become public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

20  |  Wells Fargo Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2021 (unaudited)

	Shares	Value
Common stocks: 95.19%
Australia: 1.57%
Fortescue Metals Group Limited (Materials, Metals & mining)	232,906	$ 4,053,079
Canada: 2.98%
Power Corporation of Canada (Financials, Insurance)	90,673	2,640,925
Russell Metals Incorporated (Industrials, Trading companies & distributors)	97,015	2,224,206
TFI International Incorporated (Industrials, Road & rail)	32,131	2,815,367
		7,680,498
China: 2.95%
Alibaba Group Holding Limited ADR (Consumer discretionary, Internet & direct marketing retail) †	99,231	2,874,317
Lenovo Group Limited (Information technology, Technology hardware, storage & peripherals)	1,822,000	2,505,096
Logan Property Holdings Company Limited (Real estate, Real estate management & development)	1,390,241	2,212,144
		7,591,557
France: 3.91%
BNP Paribas SA (Financials, Banks) †	36,912	2,369,311
L'Oréal SA (Consumer staples, Personal products)	5,740	2,357,697
Schneider Electric SE (Industrials, Electrical equipment)	17,702	2,830,961
Total SA (Energy, Oil, gas & consumable fuels)	56,945	2,521,117
		10,079,086
Germany: 2.32%
Bayerische Motoren Werke AG (Consumer discretionary, Automobiles)	33,257	3,334,600
Siemens AG (Industrials, Industrial conglomerates)	15,768	2,631,621
		5,966,221
Hong Kong: 0.91%
WH Group Limited (Consumer staples, Food products) 144A	2,689,049	2,350,570
Ireland: 1.38%
Seagate Technology plc (Information technology, Technology hardware, storage & peripherals)	38,345	3,559,950
Italy: 0.92%
Unipol Gruppo SpA (Financials, Insurance) †	434,111	2,377,299
Japan: 4.35%
Honda Motor Company Limited (Consumer discretionary, Automobiles)	138,900	4,107,648
Nintendo Company Limited (Communication services, Entertainment)	7,004	4,017,575
ORIX Corporation (Financials, Diversified financial services)	191,825	3,084,751
		11,209,974
Netherlands: 3.51%
ING Groep NV (Financials, Banks)	260,392	3,327,787
The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  21

Portfolio of investments—April 30, 2021 (unaudited)

	Shares	Value
Netherlands: (continued)
LyondellBasell Industries NV Class A (Materials, Chemicals)	24,338	$ 2,524,824
NN Group NV (Financials, Insurance)	63,730	3,185,067
		9,037,678
South Africa: 1.18%
Vodacom Group Limited (Communication services, Wireless telecommunication services)	351,108	3,043,945
South Korea: 1.35%
Samsung Electronics Company Limited GDR (Information technology, Technology hardware, storage & peripherals) 144A	1,906	3,470,826
Sweden: 4.22%
Epiroc AB Class A (Industrials, Machinery)	113,084	2,451,219
Evolution Gaming Group (Consumer discretionary, Hotels, restaurants & leisure) 144A	15,468	3,055,028
SKF AB Class B (Industrials, Machinery)	111,791	2,886,701
Volvo AB Class B (Industrials, Machinery)	101,942	2,490,884
		10,883,832
Switzerland: 2.07%
Logitech International SA (Information technology, Technology hardware, storage & peripherals)	25,662	2,877,404
UBS Group AG (Financials, Capital markets)	161,020	2,455,191
		5,332,595
Taiwan: 1.16%
Taiwan Semiconductor Manufacturing Company Limited ADR (Information technology, Semiconductors & semiconductor equipment)	25,545	2,982,123
United Kingdom: 7.73%
888 Holdings plc (Consumer discretionary, Hotels, restaurants & leisure)	377,733	2,225,436
Ferguson plc (Industrials, Trading companies & distributors)	18,886	2,381,854
Rio Tinto plc (Materials, Metals & mining)	49,076	4,118,093
Royal Dutch Shell plc (Energy, Oil, gas & consumable fuels)	141,603	2,669,404
SSE plc (Utilities, Electric utilities)	146,648	2,973,113
Tesco plc (Consumer staples, Food & staples retailing)	628,620	1,918,623
Vodafone Group plc (Communication services, Wireless telecommunication services)	1,914,641	3,617,285
		19,903,808
United States: 52.68%
Abbott Laboratories (Health care, Health care equipment & supplies)	25,338	3,042,587
AbbVie Incorporated (Health care, Biotechnology) #	40,194	4,481,631
AGNC Investment Corporation (Financials, Mortgage REITs) #	194,463	3,486,722
Alphabet Incorporated Class A (Communication services, Interactive media & services) †#	1,774	4,175,109
Amazon.com Incorporated (Consumer discretionary, Internet & direct marketing retail) †#	1,314	4,556,190
Apple Incorporated (Information technology, Technology hardware, storage & peripherals) #	57,494	7,558,161
Ares Capital Corporation (Financials, Capital markets) #	174,617	3,361,377
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2021 (unaudited)

	Shares	Value
United States: (continued)
Artisan Partners Asset Management Incorporated Class A (Financials, Capital markets) #	35,220	$ 1,793,402
BlackRock Incorporated (Financials, Capital markets) #	3,918	3,210,017
Bristol-Myers Squibb Company (Health care, Pharmaceuticals) #	56,879	3,550,387
Bristow Group Incorporated (Energy, Energy equipment & services) †	20,795	550,236
Cisco Systems Incorporated (Information technology, Communications equipment)	58,810	2,994,017
Citizens Financial Group Incorporated (Financials, Banks)	50,822	2,352,042
Compass Diversified Holdings (Financials, Diversified financial services)	44,639	1,135,616
ConocoPhillips (Energy, Oil, gas & consumable fuels) #	43,771	2,238,449
Cummins Incorporated (Industrials, Machinery) #	13,703	3,453,704
CVS Health Corporation (Health care, Health care providers & services) #	55,790	4,262,356
Denbury Incorporated (Energy, Oil, gas & consumable fuels) †	7,875	428,479
Easterly Government Properties Incorporated (Real estate, Equity REITs)	161,234	3,455,245
Emerson Electric Company (Industrials, Electrical equipment)	42,138	3,813,068
Ford Motor Company (Consumer discretionary, Automobiles) †	244,781	2,824,773
Honeywell International Incorporated (Industrials, Industrial conglomerates)	13,250	2,955,280
International Business Machines Corporation (Information technology, IT services)	18,244	2,588,459
JPMorgan Chase & Company (Financials, Banks)	31,744	4,882,545
Keysight Technologies Incorporated (Information technology, Electronic equipment, instruments & components) †	22,837	3,296,521
KLA Corporation (Information technology, Semiconductors & semiconductor equipment)	7,909	2,494,103
Microsoft Corporation (Information technology, Software)	33,449	8,435,169
Morgan Stanley (Financials, Capital markets)	43,766	3,612,883
National Fuel Gas Company (Utilities, Gas utilities)	23,241	1,154,148
New Residential Investment Corporation (Financials, Mortgage REITs)	235,217	2,521,526
NVIDIA Corporation (Information technology, Semiconductors & semiconductor equipment)	4,460	2,677,695
Patterson Companies Incorporated (Health care, Health care providers & services)	110,204	3,541,957
QUALCOMM Incorporated (Information technology, Semiconductors & semiconductor equipment)	31,318	4,346,938
Target Corporation (Consumer discretionary, Multiline retail)	22,842	4,734,233
Tesla Motors Incorporated (Consumer discretionary, Automobiles) †	2,721	1,930,386
Texas Instruments Incorporated (Information technology, Semiconductors & semiconductor equipment)	24,958	4,505,169
The Procter & Gamble Company (Consumer staples, Household products)	26,135	3,486,932
UnitedHealth Group Incorporated (Health care, Health care providers & services)	9,537	3,803,356
Verizon Communications Incorporated (Communication services, Diversified telecommunication services)	78,506	4,536,862
The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  23

Portfolio of investments—April 30, 2021 (unaudited)

	Shares	Value
United States: (continued)
Walmart Incorporated (Consumer staples, Food & staples retailing)	23,558	$ 3,296,000
Whiting Petroleum Corporation (Energy, Oil, gas & consumable fuels) †	5,052	202,434
		135,726,164
Total Common stocks (Cost $194,973,115)		245,249,205

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 17.35%
United States: 17.35%
AdaptHealth LLC (Health care, Health care providers & services)	4.63%	8-1-2029	$55,000	54,693
Aethon United (Energy, Oil, gas & consumable fuels) 144A	8.25	2-15-2026	265,000	281,714
Air Methods Corporation (Health care, Health care providers & services)	8.00	5-15-2025	140,000	131,216
American Airlines Group Incorporated (Industrials, Airlines) 144A	3.75	3-1-2025	125,000	109,844
American Airlines Group Incorporated (Industrials, Airlines) 144A	5.50	4-20-2026	275,000	288,750
American Airlines Group Incorporated (Industrials, Airlines) 144A	5.75	4-20-2029	550,000	589,325
Amwins Group Incorporated (Financials, Insurance)	7.75	7-1-2026	320,000	339,600
Antero Resources Corporation (Energy, Oil, gas & consumable fuels)	5.00	3-1-2025	310,000	314,650
Antero Resources Corporation (Energy, Oil, gas & consumable fuels) 144A	8.38	7-15-2026	40,000	44,915
Arches Buyer Incorporated (Materials, Metals & mining) 144A	4.25	6-1-2028	35,000	34,869
Arches Buyer Incorporated (Materials, Metals & mining)	6.13	12-1-2028	80,000	82,000
Archrock Partners LP (Energy, Oil, gas & consumable fuels) 144A	6.25	4-1-2028	125,000	130,676
Archrock Partners LP (Energy, Oil, gas & consumable fuels) 144A	6.88	4-1-2027	100,000	106,375
Asbury Automotive Group Incorporated (Consumer discretionary, Specialty retail)	4.75	3-1-2030	83,000	86,735
Asbury Automotive Group Incorporated (Consumer discretionary, Specialty retail)	4.50	3-1-2028	96,000	98,880
Berry Global Incorporated (Materials, Containers & packaging) 144A	5.63	7-15-2027	25,000	26,625
Blackstone Mortgage Trust Incorporated (Financials, Mortgage REITs)	4.38	5-5-2022	95,000	97,195
Block Communications Incorporated (Communication services, Media)	4.88	3-1-2028	25,000	25,438
Bristow Group Incorporated (Energy, Energy equipment & services) ♦†	6.25	10-15-2022	700,000	0
Bristow Group Incorporated (Energy, Energy equipment & services)	6.88	3-1-2028	500,000	506,875
Broadstreet Partners Incorporated (Financials, Insurance) 144A	5.88	4-15-2029	165,000	167,508
Buckeye Partners LP (Energy, Oil, gas & consumable fuels)	5.85	11-15-2043	200,000	196,876
Cablevision Lightpath LLC (Communication services, Diversified telecommunication services) 144A	5.63	9-15-2028	130,000	133,250
Cablevision Lightpath LLC (Communication services, Diversified telecommunication services)	3.88	9-15-2027	40,000	39,450
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States: 17.35% (continued)
Cardtronics Incorporated (Information technology, IT services)	5.50%	5-1-2025	$370,000	$ 380,175
Carnival Corporation (Consumer discretionary, Hotels, restaurants & leisure) 144A	10.50	2-1-2026	230,000	271,090
Carnival Corporation (Consumer discretionary, Hotels, restaurants & leisure) 144A	5.75	3-1-2027	95,000	100,166
Carnival Corporation (Consumer discretionary, Hotels, restaurants & leisure)	7.63	3-1-2026	284,000	310,980
Carnival Corporation (Consumer discretionary, Hotels, restaurants & leisure) 144A	9.88	8-1-2027	100,000	117,500
Carnival Corporation (Consumer discretionary, Hotels, restaurants & leisure) 144A	11.50	4-1-2023	250,000	287,300
Carriage Services Incorporated (Consumer discretionary, Diversified consumer services) 144A	4.25	5-15-2029	170,000	168,938
Carriage Services Incorporated (Consumer discretionary, Diversified consumer services) 144A	6.63	6-1-2026	450,000	473,850
CCM Merger Incorporated (Consumer discretionary, Hotels, restaurants & leisure) 144A	6.38	5-1-2026	275,000	287,375
CCO Holdings LLC (Communication services, Media) 144A	4.25	2-1-2031	500,000	500,000
CCO Holdings LLC (Communication services, Media) 144A	4.50	8-15-2030	125,000	127,174
CCO Holdings LLC (Communication services, Media) 144A	4.50	5-1-2032	75,000	75,750
CCO Holdings LLC (Communication services, Media) 144A	5.00	2-1-2028	25,000	26,125
Centene Corporation (Health care, Health care providers & services) 144A	5.38	8-15-2026	25,000	26,225
Change Healthcare Holdings Incorporated (Health care, Health care technology) 144A	5.75	3-1-2025	550,000	558,938
Cheniere Energy Partners LP (Energy, Oil, gas & consumable fuels)	4.50	10-1-2029	75,000	78,281
Cheniere Energy Partners LP (Energy, Oil, gas & consumable fuels)	5.63	10-1-2026	100,000	104,250
CHS Incorporated (Consumer staples, Food products) 144A	6.00	1-15-2029	10,000	10,527
CHS Incorporated (Health care, Health care providers & services) 144A	6.63	2-15-2025	255,000	268,706
CHS Incorporated (Consumer staples, Food products) 144A	6.88	4-15-2029	300,000	313,500
Cinemark USA Incorporated (Communication services, Media)	4.88	6-1-2023	541,000	540,297
Cinemark USA Incorporated (Communication services, Media) 144A	5.88	3-15-2026	40,000	41,450
Cinemark USA Incorporated (Communication services, Media) 144A	8.75	5-1-2025	90,000	97,988
Clarios Global LP (Consumer discretionary, Auto components) 144A	6.25	5-15-2026	25,000	26,517
Clarios Global LP (Consumer discretionary, Auto components) 144A	6.75	5-15-2025	25,000	26,844
Clarios Global LP (Consumer discretionary, Auto components) 144A	8.50	5-15-2027	300,000	324,000
Clearwater Paper Corporation (Materials, Paper & forest products) 144A	5.38	2-1-2025	50,000	53,000
Clearwater Paper Corporation (Materials, Paper & forest products) 144A	4.75	8-15-2028	50,000	50,379
Cleveland Cliffs Incorporated (Materials, Metals & mining) 144A	4.88	3-1-2031	50,000	50,875
Cleveland Cliffs Incorporated (Materials, Metals & mining)	5.88	6-1-2027	110,000	115,363
Cleveland Cliffs Incorporated (Materials, Metals & mining) 144A	9.88	10-17-2025	76,000	89,205
The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  25

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States: 17.35% (continued)
CommScope Incorporated (Information technology, Communications equipment) 144A	8.25%	3-1-2027	$225,000	$ 241,031
CommScope Technologies Finance LLC (Information technology, Communications equipment) 144A	6.00	6-15-2025	109,000	110,908
Compression Partners LP (Communication services, Media)	6.88	9-1-2027	55,000	57,871
Consolidated Communications Holdings Incorporated (Communication services, Wireless telecommunication services) 144A	6.50	10-1-2028	130,000	140,056
Cooper Tire & Rubber Company (Consumer discretionary, Auto components)	7.63	3-15-2027	475,000	555,261
Corecivic Incorporated (Industrials, Commercial services & supplies)	8.25	4-15-2026	245,000	246,225
Crown Cork & Seal Company Incorporated (Materials, Containers & packaging)	7.38	12-15-2026	150,000	182,250
CSC Holdings LLC (Communication services, Media) 144A	4.13	12-1-2030	50,000	49,750
CSC Holdings LLC (Communication services, Media) 144A	4.63	12-1-2030	450,000	439,875
CSC Holdings LLC (Communication services, Media) 144A	7.50	4-1-2028	200,000	220,250
Dana Incorporated (Consumer discretionary, Auto components)	4.25	9-1-2030	105,000	106,050
Davita Incorporated (Health care, Health care providers & services) 144A	4.63	6-1-2030	125,000	126,563
DCP Midstream Operating Company (Energy, Oil, gas & consumable fuels)	5.13	5-15-2029	375,000	400,313
Delta Air Lines Incorporated (Industrials, Airlines)	3.75	10-28-2029	145,000	144,423
Delta Air Lines Incorporated (Industrials, Airlines) 144A	4.75	10-20-2028	650,000	713,780
Diamond Sports Group LLC (Communication services, Media) 144A	5.38	8-15-2026	100,000	73,000
Diamond Sports Group LLC (Communication services, Media) 144A	6.63	8-15-2027	275,000	148,500
Encino Acquisition Partners Company (Energy, Oil, gas & consumable fuels) 144A	8.50	5-1-2028	305,000	298,815
Encompass Health Corporation (Health care, Health care providers & services)	4.50	2-1-2028	75,000	77,719
Encompass Health Corporation (Health care, Health care providers & services)	4.75	2-1-2030	100,000	105,000
Encompass Health Corporation (Health care, Health care providers & services)	4.63	4-1-2031	40,000	42,400
EnLink Midstream LLC (Energy, Oil, gas & consumable fuels)	5.38	6-1-2029	350,000	350,000
EnLink Midstream Partners LP (Energy, Oil, gas & consumable fuels)	4.40	4-1-2024	75,000	76,901
EnLink Midstream Partners LP (Energy, Oil, gas & consumable fuels)	5.05	4-1-2045	275,000	226,188
EnLink Midstream Partners LP (Energy, Oil, gas & consumable fuels)	5.60	4-1-2044	400,000	345,000
EnLink Midstream Partners LP (Energy, Oil, gas & consumable fuels) 144A	5.63	1-15-2028	40,000	41,350
Enviva Partners LP (Energy, Oil, gas & consumable fuels) 144A	6.50	1-15-2026	500,000	524,375
Fair Isaac Corporation (Information technology, Software) 144A	5.25	5-15-2026	250,000	277,500
FirstCash Incorporated (Financials, Consumer finance) 144A	4.63	9-1-2028	95,000	97,613
Flex Acquisition Company Incorporated (Materials, Containers & packaging) 144A	6.88	1-15-2025	125,000	127,031
Flex Acquisition Company Incorporated (Materials, Containers & packaging) 144A	7.88	7-15-2026	195,000	204,019
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States: 17.35% (continued)
Flexential Intermediate Corporation (Information technology, IT services) 144A	11.25%	8-1-2024	$90,000	$ 97,200
Ford Motor Company (Consumer discretionary, Automobiles)	9.00	4-22-2025	25,000	30,531
Ford Motor Company (Consumer discretionary, Automobiles)	9.63	4-22-2030	25,000	35,063
Ford Motor Credit Company LLC (Financials, Consumer finance)	4.39	1-8-2026	325,000	346,938
Ford Motor Credit Company LLC (Financials, Consumer finance)	5.11	5-3-2029	475,000	518,795
Ford Motor Credit Company LLC (Financials, Consumer finance)	5.13	6-16-2025	75,000	81,930
Fortress Transportation & Infrastructure Investors LLC (Industrials, Trading companies & distributors) 144A	5.50	5-1-2028	295,000	305,694
Fortress Transportation & Infrastructure Investors LLC (Industrials, Trading companies & distributors) 144A	6.50	10-1-2025	285,000	296,400
Fortress Transportation & Infrastructure Investors LLC (Industrials, Trading companies & distributors) 144A	9.75	8-1-2027	34,000	39,270
Frontier Communications Corporation (Communication services, Diversified telecommunication services) 144A	5.88	10-15-2027	40,000	42,500
Genworth Mortgage Holding (Financials, Insurance) 144A	6.50	8-15-2025	85,000	92,302
Goodyear Tire & Rubber Company (Consumer discretionary, Auto components)	5.13	11-15-2023	100,000	100,010
Gray Television Incorporated (Communication services, Media) 144A	7.00	5-15-2027	50,000	54,563
Gray Television Incorporated (Communication services, Media) 144A	4.75	10-15-2030	200,000	200,000
Group 1 Automotive Incorporated (Consumer discretionary, Specialty retail) 144A	4.00	8-15-2028	100,000	99,875
Harvest Midstream LP (Energy, Oil, gas & consumable fuels) 144A	7.50	9-1-2028	150,000	161,625
Hawaiian Airlines Incorporated (Industrials, Airlines)	3.90	7-15-2027	98,763	96,836
Hawaiian Brand Intellectual Property Limited (Financials, Consumer finance) 144A	5.75	1-20-2026	525,000	554,531
Hilcorp Energy Company (Energy, Energy equipment & services) 144A	5.75	2-1-2029	60,000	61,050
Hilcorp Energy Company (Energy, Energy equipment & services) 144A	6.00	2-1-2031	60,000	61,800
Hilcorp Energy Company (Energy, Energy equipment & services) 144A	6.25	11-1-2028	50,000	51,899
HUB International Limited (Financials, Insurance) 144A	7.00	5-1-2026	125,000	129,509
IAA Spinco Incorporated (Industrials, Commercial services & supplies) 144A	5.50	6-15-2027	500,000	525,625
IQVIA Incorporated (Information technology, Software) 144A	5.00	5-15-2027	125,000	130,781
Kaiser Aluminum Corporation (Materials, Metals & mining) 144A	4.63	3-1-2028	75,000	77,063
Kaiser Aluminum Corporation (Materials, Metals & mining) 144A	6.50	5-1-2025	25,000	26,500
Kraft Heinz Foods Company (Consumer staples, Food products)	4.38	6-1-2046	195,000	208,982
Ladder Capital Finance Holdings LP (Financials, Thrifts & mortgage finance) 144A	5.25	3-15-2022	50,000	50,188
Ladder Capital Finance Holdings LP (Financials, Thrifts & mortgage finance) 144A	5.25	10-1-2025	400,000	404,000
The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  27

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States: 17.35% (continued)
Level 3 Financing Incorporated (Communication services, Diversified telecommunication services) 144A	3.63%	1-15-2029	$75,000	$ 72,656
Level 3 Financing Incorporated (Communication services, Diversified telecommunication services) 144A	4.25	7-1-2028	100,000	100,761
Lithia Motors Incorporated (Consumer discretionary, Specialty retail) 144A	4.38	1-15-2031	40,000	42,100
Lithia Motors Incorporated (Consumer discretionary, Specialty retail) 144A	4.63	12-15-2027	50,000	52,500
Lithia Motors Incorporated (Consumer discretionary, Specialty retail) 144A	5.25	8-1-2025	325,000	335,563
Live Nation Entertainment Incorporated (Communication services, Entertainment) 144A	3.75	1-15-2028	50,000	49,818
Live Nation Entertainment Incorporated (Communication services, Entertainment) 144A	5.63	3-15-2026	55,000	57,200
Live Nation Entertainment Incorporated (Communication services, Entertainment) 144A	6.50	5-15-2027	205,000	226,525
Logan Merger Sub Incorporated (Information technology, Software) 144A	5.50	9-1-2027	65,000	67,747
LPL Holdings Incorporated (Financials, Diversified financial services)	4.63	11-15-2027	50,000	52,125
Macy's Incorporated (Consumer discretionary, Multiline retail) 144A	8.38	6-15-2025	100,000	110,323
Magellan Health Incorporated (Health care, Health care providers & services)	4.90	9-22-2024	75,000	81,750
Meritor Incorporated (Industrials, Machinery) 144A	4.50	12-15-2028	135,000	136,688
Mileage Plus Holdings LLC (Industrials, Airlines) 144A	6.50	6-20-2027	500,000	548,750
MPH Acquisition Holdings LLC (Information technology, Software) 144A	5.75	11-1-2028	270,000	266,244
MPT Operating Partnership LP (Health care, Health care providers & services)	4.63	8-1-2029	75,000	79,406
Murphy Oil Corporation (Energy, Oil, gas & consumable fuels)	5.75	8-15-2025	30,000	30,684
Murphy Oil Corporation (Energy, Oil, gas & consumable fuels)	5.88	12-1-2027	50,000	50,250
Murphy Oil Corporation (Energy, Oil, gas & consumable fuels)	6.38	7-15-2028	120,000	121,800
NCL Corporation Limited (Consumer discretionary, Hotels, restaurants & leisure) 144A	5.88	3-15-2026	135,000	141,075
NCL Corporation Limited (Consumer discretionary, Hotels, restaurants & leisure) 144A	12.25	5-15-2024	245,000	298,849
NCR Corporation (Information technology, Technology hardware, storage & peripherals) 144A	5.13	4-15-2029	45,000	46,294
NCR Corporation (Information technology, Technology hardware, storage & peripherals) 144A	6.13	9-1-2029	175,000	190,313
NCR Corporation (Information technology, Technology hardware, storage & peripherals) 144A	8.13	4-15-2025	25,000	27,250
New Fortress Energy Incorporated (Energy, Oil, gas & consumable fuels) 144A	6.50	9-30-2026	275,000	280,591
Nexstar Broadcasting Incorporated (Communication services, Media) 144A	4.75	11-1-2028	105,000	106,969
Nexstar Broadcasting Incorporated (Communication services, Media) 144A	5.63	7-15-2027	425,000	448,906
NextEra Energy Operating Partners LP (Utilities, Electric utilities) 144A	4.25	9-15-2024	2,000	2,113
NextEra Energy Operating Partners LP (Utilities, Electric utilities) 144A	4.50	9-15-2027	250,000	269,880
Nielsen Finance LLC (Communication services, Media) 144A	5.63	10-1-2028	105,000	111,956
Nielsen Finance LLC (Communication services, Media) 144A	5.88	10-1-2030	775,000	848,625
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States: 17.35% (continued)
NMG Holding Company Incorporated (Consumer discretionary, Specialty retail) 144A	7.13%	4-1-2026	$145,000	$ 148,318
NortonLifeLock Incorporated (Information technology, Software) 144A	5.00	4-15-2025	75,000	75,969
Novelis Corporation (Materials, Metals & mining) 144A	5.88	9-30-2026	100,000	104,319
NSG Holdings LLC (Utilities, Independent power & renewable electricity producers) 144A	7.75	12-15-2025	434,163	462,384
Occidental Petroleum Corporation (Energy, Oil, gas & consumable fuels)	4.63	6-15-2045	375,000	339,375
Occidental Petroleum Corporation (Energy, Oil, gas & consumable fuels)	6.20	3-15-2040	125,000	132,813
Occidental Petroleum Corporation (Energy, Oil, gas & consumable fuels)	6.45	9-15-2036	775,000	880,594
Occidental Petroleum Corporation (Energy, Oil, gas & consumable fuels)	6.60	3-15-2046	75,000	82,688
Oceaneering International Incorporated (Energy, Energy equipment & services)	4.65	11-15-2024	25,000	24,406
Oceaneering International Incorporated (Energy, Energy equipment & services)	6.00	2-1-2028	275,000	268,730
Oppenheimer Holdings Incorporated (Financials, Capital markets)	5.50	10-1-2025	265,000	274,938
Ortho-Clinical Diagnostics Incorporated (Health care, Life sciences tools & services) 144A	7.25	2-1-2028	30,000	32,910
Ortho-Clinical Diagnostics Incorporated (Health care, Life sciences tools & services) 144A	7.38	6-1-2025	90,000	96,975
Outfront Media Capital Corporation (Communication services, Media) 144A	4.63	3-15-2030	200,000	198,000
Outfront Media Capital Corporation (Communication services, Media) 144A	5.00	8-15-2027	75,000	77,344
Owens-Brockway Packaging Incorporated (Materials, Containers & packaging) 144A	5.88	8-15-2023	100,000	108,250
Pattern Energy Operations LP (Energy, Energy equipment & services) 144A	4.50	8-15-2028	525,000	531,563
PetSmart Incorporated (Consumer staples, Food & staples retailing) 144A	4.75	2-15-2028	40,000	41,250
PetSmart Incorporated (Consumer staples, Food & staples retailing) 144A	7.75	2-15-2029	40,000	43,339
PG&E Corporation (Utilities, Electric utilities)	5.00	7-1-2028	25,000	26,188
PG&E Corporation (Utilities, Electric utilities)	5.25	7-1-2030	150,000	160,125
Plastipak Holdings Incorporated (Industrials, Commercial services & supplies) 144A	6.25	10-15-2025	225,000	231,188
Primo Water Holdings Incorporated (Consumer staples, Beverages) 144A	5.50	4-1-2025	75,000	77,079
QORVO Incorporated (Information technology, Semiconductors & semiconductor equipment)	4.38	10-15-2029	50,000	54,339
QVC Incorporated (Communication services, Media)	4.75	2-15-2027	25,000	26,375
Rackspace Technology Company (Communication services, Interactive media & services) 144A	5.38	12-1-2028	200,000	204,176
Range Resources Corporation (Energy, Oil, gas & consumable fuels) 144A	8.25	1-15-2029	45,000	48,815
Range Resources Corporation (Energy, Oil, gas & consumable fuels)	9.25	2-1-2026	250,000	274,520
RBS Global & Rexnord LLC (Industrials, Aerospace & defense) 144A	4.88	12-15-2025	450,000	460,031
Rent-A-Center Incorporated (Consumer discretionary, Specialty retail) 144A	6.38	2-15-2029	40,000	43,379
The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  29

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States: 17.35% (continued)
Rockies Express Pipeline LLC (Energy, Oil, gas & consumable fuels) 144A	6.88%	4-15-2040	$250,000	$ 268,438
Royal Caribbean Cruises Limited (Consumer discretionary, Hotels, restaurants & leisure) 144A	5.50	4-1-2028	235,000	246,445
Royal Caribbean Cruises Limited (Consumer discretionary, Hotels, restaurants & leisure) 144A	9.13	6-15-2023	275,000	303,589
Royal Caribbean Cruises Limited (Consumer discretionary, Hotels, restaurants & leisure) 144A	10.88	6-1-2023	125,000	143,500
Sabre GLBL Incorporated (Information technology, IT services) 144A	9.25	4-15-2025	115,000	137,425
Salem Media Group Incorporated (Communication services, Media) 144A	6.75	6-1-2024	500,000	493,750
Scripps Escrow II Incorporated (Communication services, Media) 144A	5.38	1-15-2031	170,000	172,338
Scripps Escrow II Incorporated (Communication services, Media) 144A	5.88	7-15-2027	25,000	26,306
Scripps Escrow II Incorporated (Communication services, Media) 144A	3.88	1-15-2029	40,000	39,753
Select Medical Corporation (Health care, Health care providers & services) 144A	6.25	8-15-2026	200,000	212,647
Sensata Technologies BV (Industrials, Electrical equipment) 144A	4.00	4-15-2029	85,000	85,527
Service Corporation International (Consumer discretionary, Diversified consumer services)	7.50	4-1-2027	25,000	30,188
Service Corporation International (Consumer discretionary, Diversified consumer services)	8.00	11-15-2021	500,000	518,125
Service Properties Trust Company (Real estate, Equity REITs)	3.95	1-15-2028	105,000	97,125
Service Properties Trust Company (Real estate, Equity REITs)	4.38	2-15-2030	125,000	116,250
Service Properties Trust Company (Real estate, Equity REITs)	4.75	10-1-2026	50,000	48,750
Service Properties Trust Company (Real estate, Equity REITs)	4.95	2-15-2027	150,000	147,380
Service Properties Trust Company (Real estate, Equity REITs)	5.25	2-15-2026	83,000	83,118
Service Properties Trust Company (Real estate, Equity REITs)	7.50	9-15-2025	70,000	79,339
Signature Aviation US Holdings Incorporated (Industrials, Aerospace & defense) 144A	4.00	3-1-2028	125,000	125,938
Signature Aviation US Holdings Incorporated (Industrials, Aerospace & defense) 144A	5.38	5-1-2026	425,000	434,554
Southwestern Energy Company (Energy, Oil, gas & consumable fuels)	7.50	4-1-2026	50,000	52,885
Southwestern Energy Company (Energy, Oil, gas & consumable fuels)	7.75	10-1-2027	200,000	214,986
Southwestern Energy Company (Energy, Oil, gas & consumable fuels)	8.38	9-15-2028	125,000	137,340
Spirit AeroSystems Holdings Incorporated (Industrials, Aerospace & defense)	4.60	6-15-2028	135,000	131,963
Spirit AeroSystems Holdings Incorporated (Industrials, Aerospace & defense) 144A	5.50	1-15-2025	70,000	74,025
Springleaf Finance Corporation (Financials, Consumer finance)	5.38	11-15-2029	150,000	161,777
Springleaf Finance Corporation (Financials, Consumer finance)	6.63	1-15-2028	25,000	28,438
Springleaf Finance Corporation (Financials, Consumer finance)	7.13	3-15-2026	175,000	204,531
Springleaf Finance Corporation (Financials, Consumer finance)	8.25	10-1-2023	100,000	113,125
Sprint Capital Corporation (Communication services, Wireless telecommunication services)	8.75	3-15-2032	175,000	259,438
The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States: 17.35% (continued)
SS&C Technologies Incorporated (Information technology, Software) 144A	5.50%	9-30-2027	$175,000	$ 185,916
Starwood Property Trust Incorporated (Financials, Mortgage REITs)	4.75	3-15-2025	165,000	171,811
Starwood Property Trust Incorporated (Financials, Mortgage REITs)	5.00	12-15-2021	85,000	85,808
Starwood Property Trust Incorporated (Financials, Mortgage REITs) 144A	5.50	11-1-2023	145,000	152,250
Stevens Holding Company Incorporated (Industrials, Machinery) 144A	6.13	10-1-2026	375,000	403,125
Surgery Center Holdings Incorporated (Health care, Health care equipment & supplies) 144A	6.75	7-1-2025	205,000	207,819
Tallgrass Energy Partners LP (Energy, Oil, gas & consumable fuels) 144A	5.50	9-15-2024	227,000	231,256
Tallgrass Energy Partners LP (Energy, Oil, gas & consumable fuels) 144A	6.00	12-31-2030	252,000	252,630
Tenet Healthcare Corporation (Health care, Health care providers & services) 144A	4.63	6-15-2028	25,000	25,831
Tenet Healthcare Corporation (Health care, Health care providers & services) 144A	4.88	1-1-2026	150,000	155,850
Tenet Healthcare Corporation (Health care, Health care providers & services) 144A	5.13	11-1-2027	25,000	26,220
Tenet Healthcare Corporation (Health care, Health care providers & services) 144A	6.25	2-1-2027	125,000	131,094
Tenet Healthcare Corporation (Health care, Health care providers & services) 144A	7.50	4-1-2025	25,000	26,938
Tenneco Incorporated (Consumer discretionary, Auto components)	5.00	7-15-2026	10,000	9,686
TerraForm Power Operating LLC (Utilities, Independent power & renewable electricity producers) 144A	4.75	1-15-2030	75,000	78,094
TerraForm Power Operating LLC (Utilities, Independent power & renewable electricity producers) 144A	5.00	1-31-2028	550,000	589,875
The E.W. Scripps Company (Communication services, Media) 144A	5.13	5-15-2025	387,000	397,174
The Geo Group Incorporated (Real estate, Equity REITs)	5.88	10-15-2024	375,000	301,144
The William Carter Company (Consumer discretionary, Textiles, apparel & luxury goods) 144A	5.50	5-15-2025	25,000	26,421
The William Carter Company (Consumer discretionary, Textiles, apparel & luxury goods) 144A	5.63	3-15-2027	100,000	105,125
Townsquare Media Incorporated (Communication services, Media) 144A	6.88	2-1-2026	315,000	328,388
TransDigm Incorporated (Industrials, Aerospace & defense) 144A	6.25	3-15-2026	100,000	105,875
Uber Technologies Incorporated (Industrials, Road & rail) 144A	8.00	11-1-2026	355,000	384,181
United Airlines Incorporated (Industrials, Airlines) 144A	4.63	4-15-2029	225,000	233,820
United Airlines Pass-Through Trust Certificates Series 2020-1 Class B (Industrials, Airlines)	4.88	7-15-2027	92,198	96,282
United Shore Financial Services LLC (Financials, Diversified financial services) 144A	5.50	11-15-2025	133,000	138,154
United Wholesale Mortgage LLC (Financials, Thrifts & mortgage finance) 144A	5.50	4-15-2029	280,000	275,178
USA Compression Partners LP (Energy, Energy equipment & services)	6.88	4-1-2026	175,000	183,521
USI Incorporated (Financials, Insurance) 144A	6.88	5-1-2025	125,000	127,031
The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  31

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States: 17.35% (continued)
Vertical US Newco Incorporated (Materials, Paper & forest products) 144A	5.25%	7-15-2027	$300,000	$ 314,064
Vistra Operations Company LLC (Utilities, Independent power & renewable electricity producers) 144A	5.63	2-15-2027	140,000	145,600
Vizient Incorporated (Health care, Health care providers & services) 144A	6.25	5-15-2027	275,000	291,291
WASH Multifamily Acquisition Incorporated (Consumer discretionary, Household durables) 144A	5.75	4-15-2026	220,000	228,525
Werner FinCo LP (Industrials, Machinery) 144A	8.75	7-15-2025	225,000	237,094
Western Midstream Operating LP (Energy, Oil, gas & consumable fuels)	5.30	2-1-2030	150,000	163,688
Western Midstream Operating LP (Energy, Oil, gas & consumable fuels)	5.30	3-1-2048	275,000	281,878
Western Midstream Operating LP (Energy, Oil, gas & consumable fuels)	6.50	2-1-2050	25,000	28,287
Windstream Corporation (Communication services, Diversified telecommunication services) 144A	7.75	8-15-2028	125,000	130,313
Yum! Brands Incorporated (Consumer discretionary, Hotels, restaurants & leisure) 144A	7.75	4-1-2025	25,000	27,313
Total Corporate bonds and notes (Cost $41,942,748)				44,681,338
Loans: 2.01%
AL NGPL Holdings LLC (1 Month LIBOR +3.75%) (Energy, Oil, gas & consumable fuels) ‡<±%%	4.75	4-9-2028	140,000	139,913
Alliance Laundry Systems LLC (1 Month LIBOR +3.50%) (Industrials, Machinery) ±	4.25	10-8-2027	49,875	49,839
Carnival Corporation (1 Month LIBOR +7.50%) (Consumer discretionary, Hotels, restaurants & leisure) ±	8.50	6-30-2025	39,700	40,841
CCM Merger Incorporated (1 Month LIBOR +3.75%) (Consumer discretionary, Hotels, restaurants & leisure) ±	4.50	11-4-2025	49,818	49,850
Clear Channel Outdoor Holdings (1 Month LIBOR +3.50%) (Communication services, Media) ±	3.69	8-21-2026	184,532	178,586
Clearwater Paper Corporation (1 Month LIBOR +3.00%) (Materials, Paper & forest products) ‡±	3.13	7-26-2026	21,542	21,542
Consolidated Communications Holdings Incorporated (1 Month LIBOR +3.50%) (Communication services, Wireless telecommunication services) ±	4.25	10-2-2027	76,000	75,810
Emerald Topco Incorporated (1 Month LIBOR +3.50%) (Information technology, Software) ±	3.61	7-24-2026	172,375	170,694
ExGen Renewables IV LLC (1 Month LIBOR +2.75%) (Utilities, Electric utilities) ±	3.75	12-15-2027	259,350	259,285
Fiserv Investment Solutions Incorporated (1 Month LIBOR +4.00%) (Information technology, IT services) ±	4.19	2-18-2027	59,575	59,600
Flex Acquisition Company Incorporated (1 Month LIBOR +3.50%) (Materials, Containers & packaging) ±	4.00	2-23-2028	124,000	122,588
Flexential Intermediate Corporation (3 Month LIBOR +3.50%) (Information technology, IT services) ±	3.70	8-1-2024	39,590	36,727
Flexential Intermediate Corporation (3 Month LIBOR +7.25%) (Information technology, IT services) ±	7.43	8-1-2025	250,000	215,990
Frontier Communications Corporation (1 Month LIBOR +3.75%) (Communication services, Diversified telecommunication services) <±%%	4.25	10-8-2027	18,889	18,810
Frontier Communications Corporation (1 Month LIBOR +3.75%) (Communication services, Diversified telecommunication services) ±	4.50	10-8-2027	21,111	21,023
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Loans (continued)
HUB International Limited (1 Month LIBOR +3.25%) (Financials, Insurance) ±	4.00%	4-25-2025	$118,703	$ 118,517
Hubbard Radio LLC (3 Month LIBOR +4.25%) (Communication services, Media) ±	5.25	3-28-2025	195,550	192,944
I-Logic Technologies Bidco Limited (1 Month LIBOR +4.00%) (Information technology, Software) ±	4.50	2-16-2028	85,000	85,000
JetBlue Airways Corporation (1 Month LIBOR +5.25%) (Industrials, Airlines) <±%%	6.25	6-17-2024	227,051	232,889
Mallinckrodt International Finance SA (3 Month LIBOR +4.75%) (Financials, Diversified financial services) <±%%	3.50	9-24-2024	280,593	272,352
Medrisk Incorporated (1 Month LIBOR +3.75%) (Health care, Health care providers & services) <±%%	4.50	4-1-2028	60,000	59,675
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%) (Industrials, Airlines) ±	6.25	6-21-2027	295,000	314,597
National Mentor Holdings Incorporated (1 Month LIBOR +3.75%) (Health care, Health care providers & services) ±	1.88	3-2-2028	16,356	16,328
National Mentor Holdings Incorporated (1 Month LIBOR +3.75%) (Health care, Health care providers & services) ±	4.50	2-18-2028	148,688	148,440
National Mentor Holdings Incorporated (1 Month LIBOR +3.75%) (Health care, Health care providers & services) ±	4.50	2-18-2028	4,956	4,948
Nexus Buyer LLC (1 Month LIBOR +3.75%) (Financials, Capital markets) <±	3.86	11-9-2026	113,712	113,120
PetSmart Incorporated (1 Month LIBOR +3.75%) (Consumer staples, Food & staples retailing) ±	4.50	2-12-2028	90,000	90,180
Project Ruby Ultimate Parent Corporation (1 Month LIBOR +3.25%) (Health care, Health care technology) ±	4.00	3-3-2028	115,000	114,138
Rent-A-Center Incorporated (3 Month LIBOR +4.00%) (Consumer discretionary, Specialty retail) ±	4.75	2-17-2028	105,000	105,612
Resolute Investment Managers Incorporated (1 Month LIBOR +3.75%) (Financials, Diversified financial services) ‡<±	4.75	4-30-2024	44,877	44,821
Resolute Investment Managers Incorporated (1 Month LIBOR +8.00%) (Financials, Diversified financial services) ‡±	9.00	4-30-2025	175,000	174,125
Reynolds Group Holdings Incorporated (1 Month LIBOR +3.25%) (Materials, Containers & packaging) ±	2.86	2-5-2023	37,188	37,090
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.00%) (Financials, Diversified financial services) <±%%	4.00	5-30-2025	210,000	207,638
Sabre GLBL Incorporated (1 Month LIBOR +4.00%) (Information technology, IT services) <±	4.75	12-17-2027	159,600	160,823
Spin Holdco Incorporated (1 Month LIBOR +4.00%) (Consumer discretionary, Distributors) <±%%	4.75	3-1-2028	45,000	44,789
Stonepeak Lonestar Holdings LLC (1 Month LIBOR +4.50%) (Financials, Diversified financial services) ±	4.69	10-19-2026	168,648	168,767
Surgery Center Holdings Incorporated (3 Month LIBOR +3.25%) (Health care, Health care equipment & supplies) ±	4.25	9-3-2024	169,561	168,845
The Dun & Bradstreet Corporation (1 Month LIBOR +3.25%) (Industrials, Professional services) ±	3.36	2-6-2026	124,374	123,635
Uber Technologies Incorporated (1 Month LIBOR +3.50%) (Industrials, Road & rail) ±	3.61	4-4-2025	109,718	109,561
The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  33

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Loans (continued)
United Airlines Incorporated (3 Month LIBOR +3.75%) (Industrials, Airlines) <±%%	4.50%	4-13-2028	$70,000	$ 70,775
USI Incorporated (1 Month LIBOR +3.25%) (Financials, Insurance) <±	3.45	12-2-2026	54,363	53,829
Vertical US Newco Incorporated (1 Month LIBOR +4.25%) (Materials, Paper & forest products) ±	4.48	7-30-2027	129,351	129,513
VFH Parent LLC (1 Month LIBOR +3.00%) (Financials, Capital markets) ±	3.12	3-1-2026	105,540	105,254
Werner Finco LP (3 Month LIBOR +4.00%) (Industrials, Industrial conglomerates) ‡±	5.00	7-24-2024	209,457	208,410
WestJet Airlines Limited (3 Month LIBOR +3.00%) (Industrials, Airlines) ±	4.00	12-11-2026	39,899	38,540
Total Loans (Cost $5,081,621)				5,176,253

	Dividend yield	Shares
Preferred stocks: 0.19%
United States: 0.19%
CoBank ACB (3 Month LIBOR +1.18%) (Financials, Banks) 144A†±	2.03	750	495,000
Total Preferred stocks (Cost $495,000)			495,000

	Expiration date
Warrants: 0.03%
United States: 0.03%
Denbury Incorporated (Energy, Oil, gas & consumable fuels)†	9-18-2025	2,542	69,117
Total Warrants (Cost $41,029)			69,117

	Interest rate	Maturity date	Principal
Yankee corporate bonds and notes: 1.71%
Canada: 1.04%
Bausch Health Companies Incorporated (Health care, Pharmaceuticals) 144A	5.25	1-30-2030	$150,000	150,750
Bausch Health Companies Incorporated (Health care, Pharmaceuticals) 144A	5.50	11-1-2025	75,000	77,344
Bausch Health Companies Incorporated (Health care, Pharmaceuticals) 144A	6.13	4-15-2025	250,000	255,258
Bausch Health Companies Incorporated (Health care, Pharmaceuticals) 144A	7.00	1-15-2028	25,000	27,188
Bausch Health Companies Incorporated (Health care, Pharmaceuticals) 144A	7.25	5-30-2029	150,000	166,214
Bausch Health Companies Incorporated (Health care, Pharmaceuticals) 144A	8.50	1-31-2027	50,000	55,688
Baytex Energy Corporation (Energy, Oil, gas & consumable fuels)	5.63	6-1-2024	240,000	224,400
Baytex Energy Corporation (Energy, Oil, gas & consumable fuels) 144A	8.75	4-1-2027	325,000	300,625
Bombardier Incorporated (Industrials, Aerospace & defense)	7.88	4-15-2027	350,000	349,125
The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Canada: 1.04% (continued)
Northriver Midstream Finance LP (Energy, Oil, gas & consumable fuels) 144A	5.63%	2-15-2026	$275,000	$ 283,594
Ritchie Brothers Auctioneers Incorporated (Industrials, Commercial services & supplies) 144A	5.38	1-15-2025	675,000	694,575
Telesat Canada (Communication services, Wireless telecommunication services) 144A	5.63	12-6-2026	85,000	85,425
				2,670,186
Ireland: 0.17%
Ardagh Packaging Finance plc (Materials, Containers & packaging) 144A	5.25	4-30-2025	25,000	26,219
FLY Leasing Limited (Industrials, Trading companies & distributors)	5.25	10-15-2024	415,000	423,300
				449,519
Luxembourg: 0.17%
Endo Luxembourg Finance I Company SARL (Health care, Pharmaceuticals) 144A	6.13	4-1-2029	35,000	34,650
Intelsat Jackson Holdings SA (Communication services, Diversified telecommunication services) †	5.50	8-1-2023	650,000	397,725
				432,375
Monaco: 0.05%
Navios Maritime Holdings Incorporated (Industrials, Transportation infrastructure) ♦‡	9.75	4-15-2024	244,225	119,804
Netherlands: 0.28%
OI European Group BV (Materials, Containers & packaging) 144A	4.00	3-15-2023	75,000	77,063
Sensata Technologies BV (Industrials, Electrical equipment) 144A	5.00	10-1-2025	97,000	107,670
Sensata Technologies BV (Industrials, Electrical equipment) 144A	5.63	11-1-2024	100,000	111,500
Teva Pharmaceutical Finance Netherlands III BV (Health care, Pharmaceuticals)	6.75	3-1-2028	400,000	436,000
				732,233
Total Yankee corporate bonds and notes (Cost $4,511,058)				4,404,117

		Yield	Shares
Short-term investments: 2.21%
Investment companies: 2.21%
Wells Fargo Government Money Market Fund Select Class ♠∞##		0.03	5,700,004	5,700,004
Total Short-term investments (Cost $5,700,004)				5,700,004
Total investments in securities (Cost $252,744,575)	118.69%			305,775,034
Other assets and liabilities, net	(18.69)			(48,141,254)
Total net assets	100.00%			$257,633,780

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  35

Portfolio of investments—April 30, 2021 (unaudited)
†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
‡	Security is valued using significant unobservable inputs.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents current interest rate if the loan is partially funded.
±	Variable rate investment. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued and unfunded loans.
♠	The issuer of the security is an affiliate of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
%%	The security is purchased on a when-issued basis.

Abbreviations:
ADR	American depositary receipt
GDR	Global depositary receipt
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Wells Fargo Government Money Market Fund Select Class	$3,940,442	$57,198,073	$(55,438,511)	$0	$0	$5,700,004	2.21%	5,700,004	$481
Written options
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call
Dow Jones Industrial Average	Morgan Stanley Company Incorporated	(18)	$ (621,000)	$ 345.00	5-21-2021	$ (2,817)
Dow Jones Industrial Average	Morgan Stanley Company Incorporated	(227)	(8,058,500)	355.00	5-21-2021	(3,973)
Dow Jones Industrial Average	Morgan Stanley Company Incorporated	(654)	(23,544,000)	360.00	6-18-2021	(40,875)
iShares MSCI EAFE ETF	Morgan Stanley Company Incorporated	(72)	(5,436,000)	75.50	5-7-2021	(21,780)
iShares MSCI EAFE ETF	Morgan Stanley Company Incorporated	(2,600)	(21,840,000)	84.00	6-18-2021	(18,200)
iShares MSCI EAFE ETF	Morgan Stanley Company Incorporated	(791)	(5,695,200)	72.00	6-18-2021	(500,308)
iShares MSCI EAFE ETF	Morgan Stanley Company Incorporated	(635)	(4,762,500)	75.00	6-18-2021	(234,950)
iShares MSCI EAFE ETF	Morgan Stanley Company Incorporated	(160)	(1,232,000)	77.00	6-18-2021	(28,080)
iShares MSCI EAFE ETF	Morgan Stanley Company Incorporated	(108)	(799,200)	74.00	7-16-2021	(51,570)
The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2021 (unaudited)
Written options (continued)
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call (continued)
iShares MSCI Emerging Markets ETF	Morgan Stanley Company Incorporated	(513)	$ (2,949,750)	$ 57.50	5-7-2021	$ (49)
iShares MSCI Emerging Markets ETF	Morgan Stanley Company Incorporated	(1,036)	(6,008,800)	58.00	5-14-2021	(793)
iShares MSCI Emerging Markets ETF	Morgan Stanley Company Incorporated	(1,102)	(6,391,600)	58.00	5-21-2021	(4,959)
iShares MSCI Emerging Markets ETF	Morgan Stanley Company Incorporated	(523)	(2,981,100)	57.00	5-28-2021	(6,538)
iShares MSCI Emerging Markets ETF	Morgan Stanley Company Incorporated	(122)	(12,248)	48.00	6-18-2021	(76,555)
iShares MSCI Emerging Markets ETF	Morgan Stanley Company Incorporated	(129)	(632,100)	49.00	6-18-2021	(67,403)
iShares MSCI Emerging Markets ETF	Morgan Stanley Company Incorporated	(120)	(600,000)	50.00	6-18-2021	(51,900)
Russell 2000 Index	Morgan Stanley Company Incorporated	(1)	(213,000)	2,130.00	5-21-2021	(15,080)
S&P 500 Index	Morgan Stanley Company Incorporated	(3)	(1,107,000)	3,690.00	4-30-2021	(147,351)
S&P 500 Index	Morgan Stanley Company Incorporated	(1)	(361,500)	3,615.00	4-30-2021	(56,617)
S&P 500 Index	Morgan Stanley Company Incorporated	(7)	(2,705,500)	3,865.00	4-30-2021	(221,319)
S&P 500 Index	Morgan Stanley Company Incorporated	(44)	(18,612,000)	4,230.00	4-30-2021	0
S&P 500 Index	Morgan Stanley Company Incorporated	(3)	(1,189,500)	3,965.00	5-7-2021	(67,305)
S&P 500 Index	Morgan Stanley Company Incorporated	(11)	(4,757,500)	4,325.00	5-7-2021	(220)
S&P 500 Index	Morgan Stanley Company Incorporated	(23)	(10,062,500)	4,375.00	5-14-2021	(1,265)
S&P 500 Index	Morgan Stanley Company Incorporated	(4)	(1,756,000)	4,390.00	5-21-2021	(600)
S&P 500 Index	Morgan Stanley Company Incorporated	(1)	(430,000)	4,300.00	5-28-2021	(1,580)
S&P 500 Index	Morgan Stanley Company Incorporated	(5)	(2,027,500)	4,055.00	5-28-2021	(81,850)
S&P 500 Index	Morgan Stanley Company Incorporated	(25)	(10,975,000)	4,390.00	5-28-2021	(8,623)
S&P 500 Index	Morgan Stanley Company Incorporated	(6)	(2,184,000)	3,640.00	6-18-2021	(333,300)
S&P 500 Index	Morgan Stanley Company Incorporated	(4)	(1,840,000)	4,600.00	7-16-2021	(2,080)
S&P 500 Index	Morgan Stanley Company Incorporated	(10)	(4,590,000)	4,590.00	7-16-2021	(5,600)
						$(2,053,540)
The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  37

Statement of assets and liabilities—April 30, 2021 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $247,044,571)	$ 300,075,030
Investments in affiliated securites, at value (cost $5,700,004)	5,700,004
Cash	2,381
Foreign currency, at value (cost $2,692,162)	2,692,184
Receivable for investments sold	6,768,189
Receivable for dividends and interest	1,593,505
Prepaid expenses and other assets	8,368
Total assets	316,839,661
Liabilities
Secured borrowing payable	47,500,000
Payable for investments purchased	9,337,075
Written options at value (premiums received $1,840,685)	2,053,540
Advisory fee payable	226,597
Administration fee payable	13,329
Trustees’ fees and expenses payable	2,373
Accrued expenses and other liabilities	72,967
Total liabilities	59,205,881
Total net assets	$ 257,633,780
Net assets consist of
Paid-in capital	$ 376,639,505
Total distributable loss	(119,005,725)
Total net assets	$ 257,633,780
Net asset value per share
Based on $257,633,780 divided by 43,290,733 shares issued and outstanding (unlimited number of shares authorized)	$5.95
The accompanying notes are an integral part of these financial statements.

38  |  Wells Fargo Global Dividend Opportunity Fund

Statement of operations—six months ended April 30, 2021 (unaudited)

Investment income
Dividends (net of foreign withholdings taxes of $214,700)	$ 4,159,727
Interest	1,531,931
Income from affiliated securities	481
Total investment income	5,692,139
Expenses
Advisory fee	1,238,454
Administration fee	72,850
Custody and accounting fees	25,609
Professional fees	42,921
Shareholder report expenses	36,161
Trustees’ fees and expenses	9,610
Transfer agent fees	19,465
Interest expense	199,522
Other fees and expenses	32,595
Total expenses	1,677,187
Net investment income	4,014,952
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	15,394,005
Foreign currency and foreign currency translations	3,315
Forward foreign currency contracts	(1,894)
Written options	(652,279)
Net realized gains on investments	14,743,147
Net change in unrealized gains (losses) on
Unaffiliated securities	41,519,787
Foreign currency and foreign currency translations	1,384
Written options	(937,519)
Net change in unrealized gains (losses) on investments	40,583,652
Net realized and unrealized gains (losses) on investments	55,326,799
Net increase in net assets resulting from operations	$59,341,751
The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  39

Statement of changes in net assets

	Six months ended April 30, 2021 (unaudited)	Year ended October 31, 2020
Operations
Net investment income	$ 4,014,952	$ 7,246,069
Net realized gains (losses) on investments	14,743,147	(35,791,231)
Net change in unrealized gains (losses) on investments	40,583,652	7,856,566
Net increase (decrease) in net assets resulting from operations	59,341,751	(20,688,596)
Distributions to shareholders from
Net investment income and net realized gains	(11,166,244)	(7,799,656)
Tax basis return of capital	0	(17,127,977)
Total distributions to shareholders	(11,166,244)	(24,927,633)
Capital share transactions
Cost of shares repurchased	(1,707,304)	(1,208,232)
Total increase (decrease) in net assets	46,468,203	(46,824,461)
Net assets
Beginning of period	211,165,577	257,990,038
End of period	$257,633,780	$211,165,577
The accompanying notes are an integral part of these financial statements.

40  |  Wells Fargo Global Dividend Opportunity Fund

Statement of cash flows—six months ended April 30, 2021 (unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 59,341,751
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(169,220,470)
Proceeds from the sales of long-term securities	180,755,064
Amortization	(18,230)
Purchases and sales of short-term securities, net	(1,759,562)
Proceeds from premiums received from written options	6,025,443
Payments to close written options	(6,374,731)
Increase in receivable for investments sold	(6,511,099)
Increase in receivable for dividends and interest	(103,097)
Decrease in prepaid expenses and other assets	2,119
Increase in payable for investments purchased	8,528,544
Decrease in trustees’ fees and expenses payable	(843)
Increase in advisory fee payable	28,336
Increase in administration fee payable	1,667
Increase in accrued expenses and other liabilities	8,982
Litigation payments received	35
Net realized gains on investments	(15,394,005)
Net realized losses from written options	652,279
Net change in unrealized gains (losses) on investments	(40,583,652)
Net cash provided by operating activities	15,378,531
Cash flows from financing activities:
Cost of shares repurchased	(1,707,304)
Cash distributions paid	(11,166,244)
Net cash used in financing activities	(12,873,548)
Net increase in cash	2,504,983
Cash (including foreign currency):
Beginning of period	189,582
End of period	$ 2,694,565
Supplemental cash disclosure
Cash paid for interest	$ 198,856
The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  41

Financial highlights
(For a share outstanding throughout each period)
		Year ended October 31
	Six months ended April 30, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$4.84	$5.87	$5.61	$6.68	$6.51	$7.47
Net investment income	0.09	0.16	0.17	0.23	0.30	0.62
Net realized and unrealized gains (losses) on investments	1.28	(0.63)	0.68	(0.66)	0.46	(1.09)
Total from investment operations	1.37	(0.47)	0.85	(0.43)	0.76	(0.47)
Distributions to shareholders from
Net investment income	(0.26)	(0.18)	(0.20)	(0.22)	(0.32)	(0.59)
Tax basis return of capital	0.00	(0.39)	(0.40)	(0.43)	(0.28)	0.00
Total distributions to shareholders	(0.26)	(0.57)	(0.60)	(0.65)	(0.60)	(0.59)
Anti-dilutive effect of shares repurchased	0.00 [1]	0.01	0.01	0.01	0.01	0.10
Net asset value, end of period	$5.95	$4.84	$5.87	$5.61	$6.68	$6.51
Market value, end of period	$5.48	$4.09	$5.55	$4.94	$6.26	$5.54
Total return based on market value[2]	40.88%	(16.35)%	25.71%	(11.55)%	24.77%	(3.40)%
Ratios to average net assets (annualized)
Expenses	1.37% [3]	1.60% [3]	1.89% [3]	1.84% [3]	1.34% [3]	1.09%
Net investment income	3.37% [3]	3.17% [3]	2.96% [3]	3.70% [3]	4.64% [3]	9.00%
Supplemental data
Portfolio turnover rate	59%	108%	109%	45%	79%	134%
Net assets, end of period (000s omitted)	$257,634	$211,166	$257,990	$253,389	$303,664	$298,914
Borrowings outstanding, end of period (000s omitted)	$47,500	$47,500	$47,500	$47,500	$47,500	N/A
Asset coverage per $1,000 of borrowing, end of period	$6,424	$5,446	$6,431	$6,335	$7,393	N/A

[1]	Amount is less than $0.005.
[2]	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.
[3]	Ratios include interest expense associated with borrowings and/or leverage transactions as follows:

Six months ended April 30, 2021 (unaudited)	0.16%
Year ended October 31, 2020	0.38%
Year ended October 31, 2019	0.57%
Year ended October 31, 2018	0.45%
Year ended October 31, 2017	0.15%
The accompanying notes are an integral part of these financial statements.

42  |  Wells Fargo Global Dividend Opportunity Fund

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Global Dividend Opportunity Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Fund and Wells Capital Management Incorporated, the subadviser to the Fund. As part of the transaction, Wells Fargo & Company would own a 9.9% equity interest. Consummation of the transaction will result in the automatic termination of the Fund’s investment advisory agreement and subadvisory agreement. The Fund’s Board of Trustees has approved a new investment advisory agreement and a new subadvisory agreement and approved submitting the agreements to the Fund’s shareholders for approval at a special meeting of shareholders, expected to be held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021, are entitled to vote at the meeting. If shareholders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
This shareholder report is not asking you for a proxy. A separate proxy statement with more detailed information about the transaction will be provided to Fund shareholders and should be reviewed carefully.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2021, such fair value pricing was not used in pricing foreign securities.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.

Wells Fargo Global Dividend Opportunity Fund  |  43

Notes to financial statements (unaudited)
Options that are listed on a foreign or domestic exchange or market are valued at the closing mid-price. Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Options
The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market

44  |  Wells Fargo Global Dividend Opportunity Fund

Notes to financial statements (unaudited)
value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.
The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty. The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Under a managed distribution plan, the Fund pays quarterly distributions to shareholders at an annual minimum fixed rate of 10% based on the Fund’s average monthly net asset value per share over the prior 12 months. The quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute paid-in capital and/ or capital gains, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Wells Fargo Global Dividend Opportunity Fund  |  45

Notes to financial statements (unaudited)
As of April 30, 2021, the aggregate cost of all investments for federal income tax purposes was $254,063,482 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$56,480,497
Gross unrealized losses	(4,981,800)
Net unrealized gains	$51,498,697
As of October 31, 2020, the Fund had capital loss carryforwards which consisted of $146,851,964 in short-term capital losses and $30,942,628 in long-term capital losses.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

46  |  Wells Fargo Global Dividend Opportunity Fund

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Australia	$ 4,053,079	$ 0	$ 0	$ 4,053,079
Canada	7,680,498	0	0	7,680,498
China	7,591,557	0	0	7,591,557
France	10,079,086	0	0	10,079,086
Germany	5,966,221	0	0	5,966,221
Hong Kong	2,350,570	0	0	2,350,570
Ireland	3,559,950	0	0	3,559,950
Italy	2,377,299	0	0	2,377,299
Japan	11,209,974	0	0	11,209,974
Netherlands	9,037,678	0	0	9,037,678
South Africa	3,043,945	0	0	3,043,945
South Korea	3,470,826	0	0	3,470,826
Sweden	10,883,832	0	0	10,883,832
Switzerland	5,332,595	0	0	5,332,595
Taiwan	2,982,123	0	0	2,982,123
United Kingdom	19,903,808	0	0	19,903,808
United States	135,726,164	0	0	135,726,164
Corporate bonds and notes	0	44,681,338	0	44,681,338
Loans	0	4,587,442	588,811	5,176,253
Preferred stocks
United States	0	495,000	0	495,000
Warrants
United States	0	69,117	0	69,117
Yankee corporate bonds and notes	0	4,284,313	119,804	4,404,117
Short-term investments
Investment companies	5,700,004	0	0	5,700,004
Total assets	$250,949,209	$54,117,210	$708,615	$305,775,034
Liabilities
Written options	$ 0	$ 2,053,540	$ 0	$ 2,053,540
Total liabilities	$ 0	$ 2,053,540	$ 0	$ 2,053,540
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended April 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.85% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.

Wells Fargo Global Dividend Opportunity Fund  |  47

Notes to financial statements (unaudited)
Administration fee
Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. CAPITAL SHARE TRANSACTIONS
The Fund has authorized an unlimited number of shares with no par value. For the six months ended April 30, 2021 and year ended October 31, 2020, the Fund did not issue any shares.
On November 17, 2020, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund is authorized to repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2021 and ending on December 31, 2021. The Fund’s Board of Trustees has delegated to Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended April 30, 2021, the Fund purchased 360,047 of its shares on the open market at a total cost of $1,707,304 (weighted average price per share of $4.73). The weighted average discount of these repurchased shares was 13.05%.
6. BORROWINGS
The Fund has borrowed $47,500,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $47,500,000 . The Fund is charged interest at the 30 day London Interbank Offered Rate (LIBOR) plus 0.70% or the 1 Month LIBOR plus 0.70% and a commitment fee of 0.15% per annum of the unutilized amount of the commitment amount. With the market-wide transition away from LIBOR, the Fund expects to negotiate a new interest rate for the Facility by the date the 1 Month LIBOR ceases to be published, which is currently by the end of 2021 but which is expected to be extended through June 30, 2023. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at April 30, 2021 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.
During the six months ended April 30, 2021, the Fund had average borrowings outstanding of $47,500,000 at an average interest rate of 0.84% and paid interest in the amount of $199,522, which represents 0.16% of its average daily net assets (annualized).
7. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2021 were $167,599,036 and $177,077,190, respectively.
As of April 30, 2021, the Fund had unfunded loan commitments of $991,942.
8. DERIVATIVE TRANSACTIONS
During the six months ended April 30, 2021, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $2,799 in forward foreign currency contracts to sell during the six months ended April 30, 2021.
During the six months ended April 30, 2021, the Fund entered into written options for income generation and hedging purposes and had an average of 11,036 written option contracts.
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.

48  |  Wells Fargo Global Dividend Opportunity Fund

Notes to financial statements (unaudited)
	Realized losses on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$(652,279)	$(937,519)
Foreign currency risk	(1,894)	0
	$(654,173)	$(937,519)
The Fund's written option contracts are subject to a master netting arrangement. As of April 30, 2021, the Fund had written options contracts with the following counterparty which are subject to offset:
Counterparty	Value of written options	Collateral pledged[1]	Net amount
Morgan Stanley Company Incorporated	$2,053,540	$(2,053,540)	$0
1 Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, on May 18, 2021 , the Fund declared a distribution of $0.13217 per share payable on July 1, 2021 to common shareholders of record on June 14, 2021. This distribution is not reflected in the accompanying financial statements.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Global Dividend Opportunity Fund  |  49

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
ANNUAL MEETING OF SHAREHOLDERS
On February 8, 2021, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 – Election of trustees:
Shares voted “For”	William R. Ebsworth	32,221,688
Shares voted “Withhold”		3,574,023
Shares voted “For”	Jane A. Freeman	32,233,741
Shares voted “Withhold”		3,561,970
Shares voted “For”	Judith M. Johnson	32,206,363
Shares voted “Withhold”		3,589,348
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

50  |  Wells Fargo Global Dividend Opportunity Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2023 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2010; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Class II - Non-Interested Trustees to serve until 2024 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Wells Fargo Global Dividend Opportunity Fund  |  51

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Judith M. Johnson (Born 1949)	Trustee, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
Class III - Non-Interested Trustees to serve until 2022 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 2010; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

52  |  Wells Fargo Global Dividend Opportunity Fund

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

Wells Fargo Global Dividend Opportunity Fund  |  53

Automatic dividend reinvestment plan
AUTOMATIC DIVIDEND REINVESTMENT PLAN
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

54  |  Wells Fargo Global Dividend Opportunity Fund

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: wfam.com
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0521-00319 06-21
SGDO/SAR158 04-21

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Wells Fargo Global Dividend Opportunity Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES PORTFOLIO MANAGERS

Dennis Bein, CFA

Portfolio Manager, Analytic Investors

Dennis Bein is a portfolio manager for the Analytic Investors team at Wells Fargo Asset Management (WFAM). He focuses on day-to-day portfolio management and research related to equity-based investment strategies. Prior to joining Analytic Investors, Dennis was a senior consultant for Analysis Group, Inc., where he provided investment consulting services for institutional investors and plan sponsors. He began his investment industry career in 1990. Dennis earned a bachelor’s degree in business administration and a master’s degree in business administration with an emphasis in finance from the University of California, Riverside. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Justin Carr, CFA

Senior Portfolio Manager, Golden Capital Equity

Justin Carr is a senior portfolio manager for the Golden Capital Equity team at Wells Fargo Asset Management. Prior to joining the team in 2011, Justin served as an analyst for the Global Strategic Products team at Wells Capital Management. He began his investment industry career in 2000 at Evergreen Investments. Justin earned a bachelor’s degree in business administration with an emphasis in finance from the University of Vermont and a master’s degree in mathematical finance from Worcester Polytechnic Institute. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation and is a member of CFA Society Boston and CFA Institute.

Harindra de Silva, Ph.D., CFA

Portfolio Manager, Analytic Investors

Harindra (“Harin”) de Silva is and portfolio manager with the Analytic Investors team at Wells Fargo Asset Management (WFAM). Before joining the team, Harin was a principal at Analysis Group, Inc., where he was responsible for providing economic research services to institutional investors including investment managers, large pension funds, and endowments. He focuses on the ongoing research effort for equity and factor-based asset allocation strategies. Harin has authored several articles and studies on finance-related topics including stock market anomalies, market volatility, and asset valuation. He was recognized with the prestigious Graham and Dodd Award of Excellence for their research published in the Financial Analysts Journal in 2002 and 2005. Harin earned a bachelor’s degree in mechanical engineering from the University of Manchester Institute of Science and Technology, a master’s degree in business administration with an emphasis in finance, a master’s degree in econometrics from the University of Rochester, and a Ph.D. in finance from the University of California, Irvine. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Vince Fioramonti, CFA

Senior Portfolio Manager, Golden Capital Equity

Vince Fioramonti is a senior portfolio manager for the Golden Capital Equity team at Wells Fargo Asset Management (WFAM). Prior to joining the team in 2012, Vince served as a partner at Alpha Equity Management, LLC, where he managed the firm’s international equity strategies and was responsible for its technology infrastructure. Before that, he worked with ING and its predecessor Aetna organizations as the lead portfolio manager for the Aetna International Fund. Vince began his career in investment management in 1988 with Travelers Investment Management. He earned a bachelor’s degree in finance from the University of Dayton and a master’s degree in business administration from the University of Rochester. Vince has earned the right to use the Chartered Financial Analyst® (CFA®) designation and is a member of CFA Society North Carolina and CFA Institute.

Chris Lee, CFA

Senior Portfolio Manager, Head of Multi Sector Fixed Income—Plus and High Yield, WFAM Global Fixed Income Chris Lee is a senior portfolio manager for the Wells Fargo Asset Management (WFAM) Multi Sector Fixed Income—Plus and High Yield team. He has served as head of high yield trading for the WFAM U.S. High Yield Fixed Income team. In 2012, he rejoined the firm after serving as a managing director, co-portfolio manager, and head of trading for Silver Lake Credit. Preceding this, he was a senior analyst and portfolio manager for the U.S. High Yield team. Earlier in his career, Chris served as a senior research analyst with Wells Fargo’s Proprietary Investment Group. He has been in the investment industry since 2001. He earned a bachelor’s degree in political science from University of California, Irvine, where he graduated magna cum laude. Chris also earned a master’s degree in business administration from the Graduate School of Management at the University of California, Davis. He is a graduate of Wells Fargo’s Credit Management Training Program and has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Megan Miller, CFA

Portfolio Manager, Analytic Investors

Megan Miller is a portfolio manager with the Analytic Investors team at Wells Fargo Asset Management (WFAM). She is responsible for portfolio management and trading support for derivatives-based investment strategies. Megan is involved in both research and the portfolio construction of client portfolios. Specifically, she researches new models and ways to enhance existing models used in the investment process, develops and maintains optimization inputs and volatility forecasts, and develops and maintains optimization frameworks used to create client portfolios. Megan joined Analytic Investors in 2008. She earned a bachelor’s degree in applied mathematics from the University of California, Los Angeles and a master’s in business administration with an emphasis in finance from the University of California, Berkeley. Megan has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Michael Schueller, CFA

Senior Portfolio Manager, Multi Sector Fixed Income—Plus and High Yield, WFAM Global Fixed Income Mike Schueller is a senior portfolio manager with the Multi Sector Fixed Income—Plus and High Yield team at Wells Fargo Asset Management (WFAM). He joined WFAM as a senior investment research analyst from Strong Capital Management where he held a similar position. Mike rejoined Strong in 2000, having left the firm to start a trust department for Community Bank & Trust in Sheboygan, WI. He first joined Strong in 1998 as associate counsel in the legal department. Prior to this, he practiced law with Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C. in Milwaukee, WI, specializing in corporate reorganizations, mergers and acquisitions. Mike earned a bachelor’s degree in economics from the University of Minnesota and a law degree from the University of Wisconsin, Madison. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent period ended April 30, 2021.

Dennis Bein

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	15	14	12
Total assets of above accounts (millions)	$4,758.09	$4,808.26	$3,495.15

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	3	1
Total assets of above accounts (millions)	0	155.68	21.42

Justin P. Carr

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	2	25
Total assets of above accounts (millions)	$1,415.40	$386.51	$1,031.73

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	1
Total assets of above accounts (millions)	$0	$0	$87.04

Harindra de Silva

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	16	16	14
Total assets of above accounts (millions)	5,126.70	4,939.65	3,458.82

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	3	1
Total assets of above accounts (millions)	$0	$155.68	$21.42

Vince Fioramonti

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	2	0
Total assets of above accounts (millions)	$909.10	$46.32	$0

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0		0
Total assets of above accounts (millions)	$0	$00	$

Chris Lee

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	2	0	0
Total assets of above accounts (millions)	$224.78	$0	$0

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	0	0	0

Megan Miller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	3	2	3
Total assets of above accounts (millions)	$358.37	$131.39	$93.14

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

Michael J. Schueller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	8	2	2
Total assets of above accounts (millions)	6,107.72	197.02	207.47

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of April 30, 2021:

Dennis Bein	None
Justin P. Carr	None
Harindra de Silva	None
Vince Fioramonti	None
Chris Lee	$50,001-$100,000
Megan Miller	None
Michael Schueller	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2020 to 11/30/2020	125,162	4.34	125,162	3,958,010
12/1/2020 to 12/31/2020	120,953	4.83	120,953	3,837,057
1/1/2021 to 1/31/2021	59,499	4.96	59,499	4,280,968
2/1/2021 to 2/28/2021	0	0	0	4,280,968
3/1/2021 to 3/31/2021	54,433	5.12	54,433	4,226,535
4/1/2021 to 4/30/2021	0	0	0	4,226,535

Total	360,047	4.72	360,047	4,226,535

On November 17, 2020, the Fund announced a renewal of its open-market share repurchase program (the “Buyback    Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2021 and ending on December 31, 2021. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Global Dividend Opportunity Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Global Dividend Opportunity Fund

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	June 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Global Dividend Opportunity Fund

By:
/s/ Andrew Owen

Andrew Owen President

Date:	June 25, 2021

By:
/s/ Jeremy DePalma

Jeremy DePalma Treasurer

Date:	June 25, 2021